                                                                   EXHIBIT 10.56

                                                                       SIGNED
                                                                      ORIGINAL

COMPANY Name:                                 MTI TECHNOLOGY CORPORATION

MS Agreement Number:                                  5127220032

Effective Date:                                     AUGUST 1, 2O01

Expiration Date:                                   AUGUST 31, 2003

Embedded Systems Website URL:           https://embedded.one.microsoft.com/oem

          MICROSOFT OEM LICENSE AGREEMENT FOR EMBEDDED SERVER PRODUCTS

This MICROSOFT OEM LICENSE AGREEMENT FOR EMBEDDED SERVER PRODUCTS ("Agreement") is entered into between Microsoft Licensing, Inc. ("MS") and the company identified below ("COMPANY") as of the Effective Date.

This Agreement consists of the following:

o    this Signature Page

o    Product and Royalty Schedule

o    Minimum Commitment Schedule

o    Third Party Installer Schedule

o    Addresses Schedule

o    General Terms and Conditions

By signing below, COMPANY represents and warrants that the information COMPANY provides below and on each of the attached forms is accurate, and that COMPANY has read and understood, and will act in accordance with, all of the terms set forth in the attached documents.

MICROSOFT LICENSING, INC.                 MTI TECHNOLOGY CORPORATION

A company organized under the laws of:    A company organized under the laws of:
The State of Nevada, U.S.A.               The State of Delaware, U.S.A.


By:  /s/ MARK GUNTER                      By:  /s/ PAUL L. EMERY II
   -----------------------------------       -----------------------------------
     (signature)                               (signature)

Name:  Mark Gunter                        Name:  Paul L. Emery II
     ---------------------------------         ---------------------------------
      (printed)                                 (printed)

Title:  Senior OEM Accounting Manager     Title:  COO
      --------------------------------          --------------------------------
      (printed)                                 (printed)

Date:    27 Aug 01                        Date:    8/16/01
     ------------------                        ------------------

                          PRODUCT AND ROYALTY SCHEDULE

         WINDOWS SERVER OPERATING SYSTEM PRODUCTS FOR EMBEDDED SYSTEMS

----------------------------------------------------------------------------------------------------------------
                                                 Language
Product                                         Version(s)                                            Royalty
   #            Product Name and Version            *           Applicable Additional Provisions        **
----------------------------------------------------------------------------------------------------------------
15957           Microsoft(R) Windows(R)                         (449), (478), (497), (528), (576),   US$________
                2000 for Web Server                             (577), (578), (579), (582), (583),
                Appliances (1-2 Proc                            (583), (585), (617), (619), (628)
                Version)
----------------------------------------------------------------------------------------------------------------
15955           Microsoft(R) Windows(R)           English       (449), (478), (497), (528), (576),   US  $450.00
                2000 for Network Attached                       (577), (579), (582), (583), (584),
                Storage Server Appliances,                      (585), (617), (620), (628), (1000),
                Non-Cluster Version (1-4                        (1001)
                Proc Version)
----------------------------------------------------------------------------------------------------------------
15956           Microsoft(R) Windows(R)           English       (449), (478), (497), (528), (576),   US$  550.00
                2000 for Network Attached                       (577), (579), (582), (583), (584),
                Storage Server Appliances,                      (585), (617), (620), (628), (1000),
                Non-Cluster Version and                         (1001)
                Persistent Storage Manager
                (1-4 Proc Version)
----------------------------------------------------------------------------------------------------------------
15953           Microsoft(R) Windows(R)           English       (449), (478), (497), (528), (576),   US$2,100.00
                2000 for Network Attached                       (577), (579), (582), (583), (584),
                Storage Server Appliances,                      (585), (617), (620), (628), (1000),
                Cluster Version (1-8 Proc                       (1001)
                Version)
----------------------------------------------------------------------------------------------------------------
15954           Microsoft(R) Windows(R)           English       (449), (478), (497), (528), (576),   US$2,220.00
                2000 for Network Attached                       (577), (579), (582), (583), (584),
                Storage Server Appliances,                      (585), (617), (620), (628), (1000),
                Cluster Version, and                            (1001)
                Persistent Storage Manager
                (1-8 Proc Version)
----------------------------------------------------------------------------------------------------------------
15958           Microsoft(R) Windows(R)                         (449), (478), (497), (528), (576),   US$________
                2000 Server for Embedded                        (577), (578), (579), (582), (583),
                Systems with the Server                         (584), (585), (617), (621), (628)
                Appliance Software
                Version 2.0 (1-4 Proc
                Version)
----------------------------------------------------------------------------------------------------------------
15952           Microsoft(R) Windows(R)                         (449), (478), (497), (528), (576),   US$________
                2000 Advanced Server for                        (577), (578), (579), (582), (583),
                Embedded Systems with                           (584), (585), (617), (621), (628)
                the Server Appliance
                Software Version 2.0 (1-8
                Proc Version)
----------------------------------------------------------------------------------------------------------------
14623           Microsoft(R) Windows(R)           English       (478), (577), (582), (618), (1000),  US$   20.00
                Services for Netware                            (1001)
                Version 5.0

----------------------------------------------------------------------------------------------------------------
13424           Microsoft(R) Windows(R)           English       (478), (577), (582), (618), (1000),  US$   20.00
                Services for UNIX Version                       (1001)
                2.0 Add-On Pack
----------------------------------------------------------------------------------------------------------------

* Language versions other than English are based on an if and as available basis.

** Only those products for which language version(s) and royalty rate(s) are listed in the table above are Licensed Product(s).


                           ADDITIONAL PROVISIONS KEY
   (NOTE: ONLY THOSE ADDITIONAL PROVISIONS APPLICABLE TO LICENSED PRODUCT(S)
               APPEAR. SECTION LETTERING MAY NOT BE CONSECUTIVE.)


(449) The following definitions are used in these Additional Provisions:

     (i) "Embedded Application" means an industry- or task-specific software program and/or functionality that (A) provides the primary functionality of the Embedded System, (B) is designed to meet the functionality requirements of the specific industry into which the Embedded System is being marketed, and (C) offers significant functionality in addition to the Licensed Product software.

     (ii) "General Purpose Device" is a computer or computing device that provides, in place of or in addition to, task-specific functionality, general-purpose server functionality that can be easily modified by the end user to add hardware, applications, or enable services that add significant functionalities to, or in place of, the task-specific functionality that was implemented at the time of manufacture by COMPANY.

     (iii) "Office Automation and/or Personal Computing Functions" means consumer or business tasks or processes performed by a computer or computing device, including, word processing, spreadsheets, network browsing, and personal finance.

(478) COMPANY may install and distribute the Licensed Product on Embedded Systems that are rented or leased to end users ("Lessee"), providing the conditions listed below are and remain satisfied.

     (i) COMPANY shall enter into a written lease agreement with a Lessee for Embedded Systems distributed with the Licensed Product ("Lease"). The term of each Lease shall be no less than twelve (12) and not longer than sixty (60) consecutive months. COMPANY shall have the right to re-lese each Embedded System.

     (ii) The Lease shall provide that at the expiration or termination of the Lease the Lessee shall purchase or return the Embedded System (together with all copies of the Licensed Product (installed and on external media), COA, APM, and related materials for the Licensed Product) to COMPANY.

     (iii) If COMPANY wishes to re-lease or sell a previously leased Embedded System or transfer ownership of leased Embedded System to a Lessee, COMPANY may re-lease, sell or transfer such Embedded System with copies of the Licensed Product, COA, and related materials originally included with such Embedded System for no additional royalty to MS. Alternatively, COMPANY may reinstall the Embedded System with a later release of the Licensed Product or alternative Licensed Product, subject to the royalty obligations and terms set forth in this Agreement. If COMPANY elects to install a later release or alternative Licensed Product, COMPANY shall destroy and keep records of the destruction of the external media, COA, APM and related materials for the Licensed Product originally included with such Embedded System.

     (iv) Upon termination of this Agreement, COMPANY shall have the right to allow each Lessee to continue to use the Licensed Product for the remaining period of its then current Lease. Section (iii) of this subsection shall survive termination or expiration of this Agreement.

(497) COMPANY may not distribute both this Licensed Product and any other Microsoft operating system product with the same Embedded System.

(528) In order to support end users of this Licensed Product, COMPANY agrees to employ at all times at least one support technician who has successfully completed, at COMPANY's expense, the Microsoft Certified Professional program for the licensed version of the Licensed Product (or if applicable, for the Windows server operating system component on which it is based), or if not available, then the Microsoft Certified Professional program for the predecessor version of the Licensed Product. For purposes of this Additional Provision, the predecessor version of Windows 2000 is Windows NT version 4.0.

(576) Notwithstanding Section 2(a)(ii) of the Agreement, COMPANY may install (i) one (1) primary operating copy and (ii) one (1) secondary boot copy of the Licensed Product Binaries as apart of the Image on the hard disk drive of the Embedded System pursuant to the Licensed Product Deliverables documentation. COMPANY shall configure the Embedded System to access, boot from and use the secondary boot copy of the Licensed Product only in the event of failure or malfunction of the primary operating copy of the Licensed Product.

(577) COMPANY shall maintain no more than six (6) weeks of inventory of this Licensed Product or any component of this Licensed Product.

(578) For this Licensed Product the additional royalty as described in Section 3(h) of the Agreement shall be three hundred percent (300%) of the highest royalty rate for the Licensed Product stated in the table above.

(579) (a) Although the Licensed Product Deliverables for this Licensed Product may include files, modules, and/or materials for other functionality, COMPANY's license rights shall apply only to those files, modules and/or materials that constitute the Licensed Product as described in this Agreement. COMPANY shall disable unlicensed Licensed Product functionality, and shall not provide instructions or other means to assist end users to re-enable such functionality.

(b) COMPANY's license for this Licensed Product excludes the functionality listed below, as well as functionality as denoted in documentation in the Licensed Product Deliverables:

     (i) Authentication Services (i.e., single sign-on authentication service), including without limitation, use of the Licensed Product as a domain controller or otherwise making use of DCPromo.exe;

     (ii) Network Infrastructure Services (i.e., functionalities of the Licensed Product necessary to support a server network infrastructure), including without limitation, Dynamic Host Configuration Protocol (DHCP) services, provided however, that DHCP services may be used to add secondary functionality to an Embedded System and such Embedded System is not used primarily as a DHCP Server), Domain Name System (DNS) service, Routing and Remote Access Service (RRAS) or Windows Internet Name Service (WINS);

     (iii) Printing Services (i.e., print spoolers, drivers, and related files in the server software that enable operation of a printer); and

     (iv) Terminal Services (i.e., the terminal services feature of the Licensed Product to enable client devices to use software residing on the Embedded System, or other software used in conjunction with the Licensed Product to provide similar services), except to the limited extent necessary to administer the Licensed Product in Remote Administration Mode.

NOTE: ADDITIONAL FUNCTIONALITY MAY BE EXCLUDED FOR CERTAIN LICENSED PRODUCTS (SEE BELOW).

(582) (a) "Hardware Partitioning" is the physical allocation of at least the central processing units, input/outputs, and memory resources of an Embedded System into independent units, such that each unit (a "Partition") is capable of running a copy of the Licensed Product.

(b) An Embedded System that contains Partitions ("Partitioned Embedded System") may be installed with not more than one (1) primary operating copy of the Licensed Product and one (1) secondary boot copy of the Licensed Product on the same Partition in the same manner as described in Additional Provision (576). COMPANY shall report and pay MS royalties for each Partition installed with a copy of this Licensed Product.

(c) COMPANY is not licensed to distribute a processor version of this Licensed Product on a Partitioned Embedded System where the number of processors supporting a Partition running the Licensed Product is greater than the highest number of processors listed for such processor version in the Licensed Product table above. COMPANY's royalty reports shall indicate for each Partitioned Embedded System distributed with the Licensed Product the processor version of the Licensed Product distributed with the Partitioned Embedded System.

(d) COMPANY shall include not more than one (1) copy of APM and software on external media for each Partition installed with a copy of this Licensed Product.

(583) Except as otherwise provided in Additional Provision (584), COMPANY may use the information, tools and materials contained in the Licensed Product Deliverables solely to install the Licensed Product software in accordance with the Licensed Product Deliverables documentation and for no other purpose, provided, however:

(a) If an end user of the Embedded System has access to the command line (for example, the C:\ prompt) of the Licensed Product, then COMPANY shall cause to appear on the display screen as part of the sign-on message for each Licensed Product the copyright notices specified in the Licensed Product Deliverables.

(b) Notwithstanding anything to the contrary in the Agreement or the Licensed Product Deliverables documentation, COMPANY shall ensure that no Microsoft online end user registration screen for the Licensed Product is displayed to the end user of the Embedded System.

(c) Notwithstanding anything to the contrary in the Licensed Product Deliverables documentation regarding end user boot processes, COMPANY may preinstall Embedded Applications to that they load and run automatically in normal operation of the Embedded System.

(d) Notwithstanding anything to the contrary in the Licensed Product Deliverables documentation, MS authorizes COMPANY to use the Licensed Product Deliverables as follows for the sole purpose of configuring the Licensed Product software on its Embedded Systems and/or optimizing the performance of the Embedded Systems:

     (i) COMPANY is not required to install all Licensed Product software files, but may elect to install only those files required by the Embedded System or Embedded Application;

     (ii) COMPANY may hide or disable the display or function of Licensed Product software features;

     (iii) COMPANY shall configure the Licensed Product software to comply with the terms set forth in this Additional Provision.

(584) (a) The Licensed Product Deliverables for this Licensed Product include the version of the SAK as defined below. COMPANY shall use the SAK strictly in accordance with the terms of the end user license agreement that accompanies the SAK and only for the purpose of incorporating the Windows-based Server Appliance Software and Sample Code (as defined below) with the Windows component of the Licensed Product for distribution with Embedded Systems under this Agreement.

(b)(i) MS grants to COMPANY a non-exclusive, personal, nontransferable, non-assignable, limited license during the term of the Agreement to distribute the licensed version of the Windows-based Server Appliance Software and Sample Code solely in object code form and solely in connection with Embedded Systems distributed with Licensed Product software. By way of clarification, the foregoing license grant does not allow COMPANY to subject in any way the Licensed Product (or any portion thereof) to the GPL, LGPL or other license for Publicly Available Software (as such terms are defined below), and COMPANY shall take no action which may subject in any way the Licensed Product (or any portion thereof) to the GPL, LGPL or other license for Publicly Available Software.

     (ii) Unless otherwise authorized by MS in writing, COMPANY's license to distribute this Licensed Product with Windows-based Server Appliance Software or Sample Code is conditioned upon the following:

          (A) Any Embedded Applications and Device Drivers to be distributed by COMPANY with Embedded Systems with the Licensed Product either (1) were developed by COMPANY without the use of the SAK, or (2) were developed by COMPANY using the SAK strictly in accordance with the end user license agreement for the SAK; and

          (B) COMPANY does not include any Publicly Available Software in any Embedded Application or Device Driver that contains Windows-based Server Appliance Software or Sample Code.

(c)(i) COMPANY shall install in accordance with the SAK end user license agreement and documentation the user interface screens or displays generated by the SAK for administration of the Embedded System ("Administration UI Screens"), whether such screens or displays are Web-based for viewing from a separate computer system or appear on an LCD mounted on the Embedded System. Except as otherwise provided in the SAK end user license agreement and documentation or otherwise permitted in this Agreement or authorized by MS in writing, COMPANY shall not delete, modify or obscure the appearance of any Administration UI Screens (or components or sub-pages thereof).

     (ii) Notwithstanding subsection (i) above, COMPANY may make the modifications and additions to the Administration UI Screens as listed below, provided that such modifications and additions are made in a manner fully consistent with the appearance of the Administration UI Screens generated by the SAK and in accordance with the SAK documentation, e.g., additional icons or tabs are substantially the same size, shape and appearance as icons and tabs included in the Administration UI Screens as generated by the SAK:

     (A) COMPANY may add COMPANY's brand name, logo, and/or Embedded System name to the Administration UI Screens, provided that COMPANY's brand name, logo, or Embedded System name is (A) displayed less prominently than the Windows Powered logo, (B) not combined with or connected to the Windows Powered Logo, and (C) not used in a manner which might create confusion regarding the source or ownership of the Licensed Product or the Windows Powered Logo.

     (B) COMPANY may add end user help files under the "Help" tab on the Administration UI Screens, or any sub-pages thereof.

     (C) COMPANY may add within the page frame of the Administration UI Screens, links to or separate tabs, icons or folders for, administration pages for any Embedded Application or other software installed on the Embedded System.

(d) COMPANY shall distribute the Windows component of the Licensed Product only as part of the Licensed Product software that includes the Windows-based Server Appliance Software in object code.

(e)(i) COMPANY hereby conveys to MS all right, title and interest to any modifications, extensions or revisions made by or for COMPANY to any source code provided to COMPANY in the Sample Code, including any copyrights and other intellectual property rights arising from such modifications, extensions or revisions. COMPANY shall deliver to MS, in source and object code form, any such modifications, extensions and revisions.

     (ii) COMPANY further agrees to deliver to MS, in source and object code form, any relevant portions of additional code, drivers or programs, and any updates thereto, that are included in the Image originally installed on each Embedded System and enable the Licensed Product to execute on Embedded Systems, provided, however, if COMPANY does not own such portions or does not have license rights to deliver such portions in source code form, COMPANY shall deliver such portions in object code form only. COMPANY hereby grants to MS and MSCORP a non-exclusive, perpetual, royalty-free license to use such additional code, drivers or programs to support COMPANY or end users of Embedded Systems. Notwithstanding the foregoing, COMPANY shall not deliver to MS any code, drivers and programs which is subject in any way to the GPL, LGPL or other license for Publicly Available Software.

(f) COMPANY hereby indemnifies, holds harmless, and defends MS and MSCORP from and against any claims or lawsuits, including attorney's fees, that arise or result from the use or distribution of any Embedded Application or Device Drivers developed with the SAK. COMPANY also indemnifies MS and MSCORP from any damages they may suffer as a result of the failure of COMPANY to abide by the terms of this Additional Provision.

(g) For purposes of this Additional Provision,

     (i) "Device Driver" means a device driver designed to interoperate with Licensed Product software distributed with an Embedded System.

     (ii) "Publicly Available Software" means any software that is derived in any manner (in whole or in part) from any software that is distributed under at least all of the following conditions: (A) licensees of such software are authorized to access, modify and make derivative works of the source code for the software, (B) licensees of source code of such software are not obligated to maintain the confidentiality of such source code; and (C) at least some licensees of such software are required, if they desire to distribute derivative works of such software, to license the source code for such derivative works to their sublicensees under the conditions of (A), (B), and (C) hereof. Publicly Available Software includes, without limitation, software licensed or distributed under any of the following licenses or distribution models, or licenses or distribution models similar to any of the following: (i) GNU's General Public License ("GPL") or Lesser/Library GPL ("LGPL"), (ii) The Artistic License (e.g., PERL), (iii) the Mozilla Public License, (iv) the Netscape Public License, (v) the Berkeley software design ("BSD") license including Free BSD or BSD-style license, (vi) the Sun Community Source License ("SCSL"), (vii) an Open Source Foundation License (e.g., CDE and Motif UNIX user interfaces), and (viii) the Apache Server license.

     (iii) "SAK" means the Microsoft(R) Server Appliance Kit Version 2.0 for Windows(R) 2000.

     (iv) "Sample Code" means those portions of the SAK located the directories and subdirectories of "\\SDK" and "\\DDK".

     (v) "Windows-based Server Appliance Software" means (A) the components of the Licensed Product which are installed by the SAK by running SaSetup.exe under the folder %systemroot%\system32\serverappliance, and (B) the files that are installed by the SAK by running SaPrep.exe (drvprep.dll; srvprep.dll; nullvga.sys; nullvgad.dll).

(585) The individual software components that constitute the Licensed Product may not be distributed separately. Information on licensing any of the components separately may be obtained from the Account Manager assigned to COMPANY.
(617)(a) Notwithstanding the definition of Embedded System in Section 1(f) of the Agreement, for purposes of this Licensed Product only, "Embedded System" means COMPANY's computer or computing device listed in the Embedded System table below and that:

     (i) is based on the Licensed Product;

     (ii) is designed to be used without (and not distributed with) a monitor, keyboard or mouse except if and to the extent necessary to perform maintenance or repairs of the Licensed Product or other software installed on the Embedded System which maintenance or repairs cannot be made feasibly through use of Web-based interface screens;

     (iii) is not designed to support the Licensed Product with more than the number of microprocessors indicated in the table above;

     (iv) is installed and configures to provide task-specific functionality that meets requirements of the specific industry segment into which the device is marketed;

     (v) may not be used to support directory services (such as Microsoft Active Directory), database software (such as Microsoft SQL Server), enterprise resource planning (ERP) software, or messaging and/or collaboration software (such as Microsoft Exchange);

     (vi) is not useable as a commercially viable substitute for a General Purpose Device.

     NOTE: ADDITIONAL EMBEDDED SYSTEM REQUIREMENTS MAY APPLY TO CERTAIN LICENSED PRODUCTS (SEE BELOW).

(b)(i) COMPANY may sublicense this Licensed Product to end users for use only with computer software installed with Licensed Product on an Embedded System prior to distribution of such Embedded System by COMPANY, except that end users may install system utilities, server resource management, or similar software that is useable solely for administration, performance enhancement, and/or preventive maintenance of the Embedded System.

(ii) COMPANY shall configure the Licensed Product so that end users may access and use only such Licensed Product functionality as reasonably necessary to support the requirements of the Embedded Systems as distributed by COMPANY.

(618) THIS ADDITIONAL PROVISION ONLY APPLIES TO WINDOWS SERVICES FOR NETWARE VERSION 5.0 AND WINDOWS SERVICES FOR UNIX VERSION 2.0 ADD-ON PACK:

This Licensed Product is designed for use with the Windows 2000-based operating system products listed in this Product and Royalty Schedule. The Licensed Product may not function properly with other operating system products.

(619) THIS ADDITIONAL PROVISION ONLY APPLIES TO WINDOWS 2000 FOR WEB SERVER
APPLIANCES:

(i) In addition to the functionality excluded in Additional Provision 579(b), COMPANY'S license for this Licensed Product also excludes Microsoft Cluster Service.

(ii) In addition to the Embedded System requirements listed in Additional Provision 617(a), for purposes of this Licensed Product only, the Embedded System shall (1) provide direct access to and use of only those Licensed Product functionalities necessary to deliver web pages over the Internet or an intranet and/or to host an Internet location or web site(s), (2) not include an Embedded Application (provided, however, system utilities, server resource management, or similar software that is useable solely for administration, performance enhancement, and/or preventive maintenance of the Embedded System may be included), and (3) be designed to support not more than two (2) gigabytes of random access memory.

(620) THIS ADDITIONAL PROVISION ONLY APPLIES TO WINDOWS 2000 FOR NETWORK ATTACHED STORAGE SERVER APPLIANCES:

(i) In addition to the functionality excluded in Additional Provision 579(b), COMPANY's license for this Licensed Product also excludes Network Load Balancing Services. Furthermore, for the non-cluster versions of this Licensed Product only, COMPANY's license for this Licensed Product also excludes Microsoft Cluster Service.

(ii) In addition to the Embedded System requirements listed in Additional Provision 617(a), for purposes of this Licensed Product only, the Embedded System shall (1) provide direct access to and use of only those Licensed Product functionalities necessary to deliver file services over a network, (2) not include an Embedded Application (provided, however, system utilities, server resource management, or similar software that is useable solely for administration, performance enhancement, and/or preventive maintenance of the Embedded System may be included), and (3) be designed to support not more than eight (8) gigabytes of random access memory.

(621) THIS ADDITIONAL PROVISION ONLY APPLIES TO WINDOWS 2000 SERVER/ADVANCED SERVER FOR EMBEDDED SYSTEMS WITH THE SERVER APPLIANCE SOFTWARE VERSION 2.0:

In addition to the Embedded System requirements listed in Additional Provision 617(a), for purposes of this Licensed Product only, the Embedded System shall either (1) include an Embedded Application that addresses not more than one
(1) Office Automation and/or Personal Computing Function, or (2) provide direct access to and use of Licensed Product functionalities and does not include an Embedded Application (provided, however, system utilities, server resource management, or similar software that is useable solely for administration, performance enhancement, and/or preventive maintenance of the Embedded System may be included). Furthermore, the Embedded System shall not be useable to deliver (1) web pages over the Internet or an intranet and/or host an Internet location or web site (i.e., a web server), or (2) file services over a network (i.e., a network attached storage server).

(628) MS will provide to COMPANY OEM Sales-Out Report Guidelines, which may be revised from time to time during the term of this Agreement. COMPANY shall provide, on a monthly basis, customer sales reports for the Licensed Product ("Sales-Out Reports"), which shall include all information required by the then current OEM Sales-Out Report Guidelines. COMPANY shall take all steps necessary to ensure that COMPANY's collection and provision of information contained in the Sales-Out Reports will comply with all applicable national data protection laws. In addition, if an end user customer is an individual, COMPANY shall notify and obtain permission from the end user for transfer and use of information by MS. If permission is not obtained, COMPANY shall report the name and address for the business organization with which the individual is affiliated (if any), and shall not report such information for the individual.

(1000) COMPANY may install one (1) royalty free copy of Licensed Product on Embedded Systems only for COMPANY's use as demonstration units for prospective customers. Each demonstration unit must be clearly marked "For Demonstration Purposes Only".

(1001) For this Licensed Product the additional royalty as described in Section 3(h) of the Agreement shall be two hundred percent (200%) of the highest royalty rate for the Licensed Product stated in the table above.

                                EMBEDDED SYSTEMS

"Embedded System" means COMPANY's computer or computing device listed in the Embedded System table below that meet the requirements set forth in the Additional Provisions above.

At COMPANY's option, for purposes of administrative convenience, COMPANY may designate models by model line or series (e.g., "Jaguar model line", "Jaguar Pro series", "Jaguar Pro 750 model line", "Jaguar Pro 950 series", etc.). Embedded Systems defined by model line or series shall include all present models which include the designated model line or series name, (e.g., "Jaguar Pro model line" includes Jaguar Pro, Jaguar Pro 950, Jaguar Pro S, etc.; "Jaguar series" includes Jaguar, Jaguar Pro, Jaguar Pro 950, Jaguar S400, etc.; "Jaguar Pro 950 series" includes Jaguar Pro 950, Jaguar Pro 955, etc.).

PRODUCT NUMBER KEY: Please refer to the Product Number in the Licensed Product table above.

A PRODUCT IS NOT LICENSED FOR DISTRIBUTION WITH A LISTED EMBEDDED SYSTEMS, UNLESS THE PRODUCT BOX FOR SUCH PRODUCT IN THE EMBEDDED SYSTEMS TABLE BELOW IS MARKED WITH AN "X".

                             EMBEDDED SYSTEMS TABLE

--------------------------------------------------------------------------------------------------
 EMBEDDED SYSTEM    EMBEDDED SYSTEM          PROCESSOR      15955     15956      15953     15954
MODEL NAME/MODEL      DESCRIPTION
  NUMBER/SERIES
--------------------------------------------------------------------------------------------------
VTxxx-NAS-xxx         Dual and Quad     PIII or Comparable,             X                    X
 Model Line         Processor Network   Xeon or Comparable
                     Attached Storage
                        Appliance
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
 EMBEDDED SYSTEM    EMBEDDED SYSTEM          PROCESSOR      14623     13424
MODEL NAME/MODEL      DESCRIPTION
  NUMBER/SERIES
--------------------------------------------------------------------------------------------------
VTxxx-NAS-xxx         Dual and Quad     PIII or Comparable,   X         X
 Model Line         Processor Network   Xeon or Comparable
                     Attached Storage
                        Appliance
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------

COMPANY HEREBY REPRESENTS AND WARRANTS THAT THE NAMES AND NUMBERS INDICATED IN THE MODEL NAME/MODEL NUMBER COLUMN IN THE TABLE ABOVE ACCURATELY DENOTE THE ACTUAL DESIGNATION USED BY COMPANY TO IDENTIFY THE LISTED MODELS (ON THE EMBEDDED SYSTEM AND IN COMPANY'S INTERNAL BOOKS AND RECORDS).

                                  ATTACHMENT 1

        TO THE PRODUCT AND ROYALTY SCHEDULE FOR SERVER OPERATING SYSTEM
                         PRODUCTS FOR EMBEDDED SYSTEMS

                              REQUIRED EULA TERMS

COMPANY shall sublicense the Licensed Product to end users by means of a EULA. COMPANY shall provide clear notice to Embedded System customers before or at the time of purchase that the Embedded System contains software that is subject to a license and that customer must agree to that license before it may use the Embedded System. COMPANY shall distribute the EULA in a manner and language version(s) necessary to form a contract binding the end user to the EULA terms under applicable law. COMPANY may include terms in the EULA in addition to those set forth below, so long as they are not less protective of MS. COMPANY shall substitute its name for the bracketed text [COMPANY] in the EULA text. If permitted by COMPANY's other software suppliers for a particular Embedded System, COMPANY may substitute for the word "MS" the term [COMPANY's] software suppliers". The EULA shall contain the following terms:

o You have acquired a system ("SYSTEM") that includes software licensed by [COMPANY] from Microsoft Licensing Inc. or its affiliates ("MS"). Those installed software products of MS origin, as well as associated media, printed materials, and "online" or electronic documentation ("SOFTWARE") are protected by international intellectual property laws and treaties. The SOFTWARE is licensed, not sold. All rights reserved.

     -    [APPROVED ALTERNATIVE TEXT IF COMPANY DOES NOT MENTION MS IN THE EULA
          TEXT: "You have acquired a system ("SYSTEM") which includes software licensed by [COMPANY] from one or more software licensors ("[COMPANY's] Software Suppliers"). Such software products, as well as associated media, printed materials, and "online" or electronic documentation ("SOFTWARE") are protected by international intellectual property laws and treaties. The SOFTWARE is licensed, not sold. All rights reserved."]

o IF YOU DO NOT AGREE TO THIS END USER LICENSE AGREEMENT ("EULA"), DO NOT USE THE SYSTEM OR COPY THE SOFTWARE. INSTEAD, PROMPTLY CONTACT [COMPANY] FOR INSTRUCTIONS ON RETURN OF THE UNUSED SYSTEM IN ACCORDANCE WITH [COMPANY]'S RETURN POLICIES. ANY USE OF THE SOFTWARE, INCLUDING BUT NOT LIMITED TO USE ON THE SYSTEM, WILL CONSTITUTE YOUR AGREEMENT TO THIS EULA (OR RATIFICATION OF ANY PREVIOUS CONSENT).

o    GRANT OF SOFTWARE LICENSE.

     -    The SOFTWARE may contain the following:

          o "Server Software" that provides services or functionality on the SYSTEM ("Server");

          o "Client Software" that allows an electronic device ("Device") to access or utilize the Server Software.

     - LICENSE GRANT. Subject to the terms and conditions set forth below, this EULA grants you the following rights:

SERVER SOFTWARE. You may access, boot from, display and run the primary operating copy of the Server Software only on the Server. Your license rights to use secondary boot and/or backup copies of the Server Software installed on or distributed with the Server (if any) are as described below in this EULA. You may reinstall the Server Software on the Server as originally installed on the Server by or on behalf of [COMPANY]. You may not use the Server Software, or separate component parts thereof, for use on another server. CLIENT SOFTWARE. You may install and use the Client Software on any number of Devices.

          o PROCESSOR LIMITS. You may use the Server Software with not more than two (2) processors at any one time, unless a higher number of allowed processors is indicated on the Certificate of Authenticity for the SOFTWARE.

     - SOFTWARE FUNCTIONALITY LIMITATIONS. Even if software files for such functionality are installed on or provided with the Server, you are not licensed to use the following functionality of the Server
          Software:

          o Authentication Service functionality (i.e., single sign-on authentication service, including without limitation, use of the Server Software as a domain controller or otherwise making use of DCPromo.exe);

          o Network Infrastructure Services (i.e., functionalities of the Server Software necessary to support a server network infrastructure), including without limitation, Dynamic Host Configuration Protocol (DHCP) services, Domain Name System (DNS) service, Routing and Remote Access Service (RRAS) or Windows Internet Name Service (WINS);

          o Printing Services (i.e., print spoolers, drivers, and related files in the Server Software that enable operation of a printer);

          o Terminal Services functionality (i.e., the terminal services feature of the Server Software to enable Devices to use software residing on the Server, or other software used in conjunction with the Server Software to provide similar services), except to the limited extent necessary to administer the Server Software in Remote Administration Mode.

          o Microsoft Cluster Service. [NOTE: DELETE THIS TEXT IF SOFTWARE IS OTHER THAN WINDOWS 2000 FOR WEB SERVERS OR WINDOWS 2000 FOR NETWORK ATTACHED STORAGE SERVER APPLIANCES, NON-CLUSTER VERSIONS ONLY]

          o Network Load Balancing Services. (NOTE: DELETE THIS TEXT IF SOFTWARE IS OTHER THAN WINDOWS 2000 FOR NETWORK ATTACHED STORAGE SERVERS, ANY VERSION]

- LIMITATION ON FUNCTIONALITY SUPPORTED BY THE SOFTWARE. You are licensed to use the Server Software to support only the base functionality as provided and installed on the Server by [COMPANY], provided, however, in any event you are not licensed to use the Server Software to support directory services (such as Microsoft Active Directory), database software (such as Microsoft SQL Server), enterprise resource planning
        (ERP) software, messaging and/or collaboration software (such as Microsoft Exchange) or any office automation or personal computing function (such as word processing, spreadsheets, network browsing or personal finance). Except as specifically authorized by [COMPANY], you may not use the Server Software to support additional applications or significant functionality other than system utilities or server resource management or similar software which you may install and use solely for system administration, system performance enhancement, and/or preventive maintenance of the Server.

[NOTE: IF THE EMBEDDED SYSTEM INCLUDES AN EMBEDDED APPLICATION, REPLACE THE PREVIOUS SECTION WITH THE FOLLOWING:

- LIMITATION ON FUNCTIONALITY SUPPORTED BY THE SOFTWARE. You are licensed to use the Server Software to support only the base functionality as provided and installed on the Server by [COMPANY], if applicable, provided, however, in any event you are not licensed to use the Server Software to support directory services (such as Microsoft Active Directory), database software (such as Microsoft SQL Server), enterprise resource planning (ERP) software, messaging and/or collaboration software (such as Microsoft Exchange) or more than one (1) office automation or personal computing function (such as word processing, spreadsheets, network browsing or personal finance), regardless of whether installed by [COMPANY], you or another person. Except as specifically authorized by [COMPANY], you may not use the Server Software to support additional applications or significant functionality other than system utilities or server resource management or similar software which you may install and use solely for system administration, system performance enhancement, and/or preventive maintenance of the Server.]

- NO CALS REQUIRED. Devices that access or utilize functionality of Server Software licensed under this EULA do not require a client access license ("CAL"). Obtaining a CAL for any Microsoft product does not grant you rights to use functionality of the Server Software not licensed under this EULA.

- NOTE ON ACCESSING SOFTWARE ON SEPARATE SYSTEMS. If you use the Server to access or utilize software services or functionality on a separate computer system, or permit Devices to access or utilize software services or functionality on such separate computer system, you may be required to obtain client access or other licenses for the Server and/or Devices. Please refer to the software license agreement(s) accompanying such separate computer system for information.

- NOT FAULT TOLERANT. THE SOFTWARE IS NOT FAULT TOLERANT. [COMPANY] HAS INDEPENDENTLY DETERMINED HOW TO USE THE SOFTWARE IN THE SYSTEM, AND MS HAS RELIED UPON [COMPANY] TO CONDUCT SUFFICIENT TESTING TO DETERMINE THAT THE SOFTWARE IS SUITABLE FOR SUCH USE.

- NO WARRANTIES FOR THE SOFTWARE. THE SOFTWARE IS PROVIDED "AS IS" AND WITH ALL FAULTS. THE ENTIRE RISK AS TO SATISFACTORY QUALITY, PERFORMANCE, ACCURACY, AND EFFORT (INCLUDING LACK OF NEGLIGENCE) IS WITH YOU. ALSO, THERE IS NO WARRANTY AGAINST INTERFERENCE WITH YOUR ENJOYMENT OF THE SOFTWARE OR AGAINST INFRINGEMENT. IF YOU HAVE RECEIVED ANY WARRANTIES REGARDING THE SYSTEM OR THE SOFTWARE, THOSE WARRANTIES DO NOT ORIGINATE FROM, AND ARE NOT BINDING ON, MS.

- NOTE ON JAVA SUPPORT. The SOFTWARE may contain support for programs written in Java. Java technology is not fault tolerant and is not designed, manufactured, or intended for use or resale as online control equipment in hazardous environments requiring fail-safe performance, such as in the operation of nuclear facilities, aircraft navigation or communication systems, air traffic control, direct life support machines, or weapons systems, in which the failure of Java technology could lead directly to death, personal injury, or severe physical or environmental damage. Sun Microsystems, Inc. has contractually obligated Microsoft Corporation to make this disclaimer.

- NO LIABILITY FOR CERTAIN DAMAGES. EXCEPT AS PROHIBITED BY LAW, MS SHALL HAVE NO LIABILITY FOR ANY INDIRECT, SPECIAL, CONSEQUENTIAL OR INCIDENTAL DAMAGES ARISING FROM OR IN CONNECTION WITH THE USE OR PERFORMANCE OF THE SOFTWARE. THIS LIMITATION SHALL APPLY EVEN IF ANY REMEDY FAILS OF ITS ESSENTIAL PURPOSE. IN NO EVENT SHALL MS BE LIABLE FOR ANY AMOUNT IN EXCESS OF U.S. TWO HUNDRED FIFTY DOLLARS (U.S.$250.00).

- LIMITATIONS ON REVERSE ENGINEERING, DECOMPILATION, AND DISASSEMBLY. You may not reverse engineer, decompile, or disassemble the SOFTWARE, except and only to the extent that such activity is expressly permitted by applicable law notwithstanding this limitation.

- ADDITIONAL SOFTWARE. Any additional software provided to you by [COMPANY], MS and/or Microsoft Corporation which updates or supplements the original SOFTWARE is governed by this EULA unless alternative terms are provided with such updates or supplements.

-       SECONDARY BOOT AND BACKUP COPIES OF THE SOFTWARE.

        - SECONDARY BOOT COPY. If a secondary boot copy of the Server Software is installed on the Server, you may access, boot from, display and run it solely in the event of a failure, malfunction, or corruption of the primary operating copy of the Server Software, and only until the primary operating copy has been repaired or reinstalled. You are not licensed to boot from and use both the primary operating copy and the secondary boot copy of the Server Software at the same time.

        -       BACKUP COPY.

                - If a backup copy of the Server Software is installed on the Server or provided on separate media, you may use it solely to repair or reinstall the Server Software on the Server.

          - You may also make a backup of the Server Software in connection with a general backup of all or substantially all the program software on the Server. You may use the backup of the Server Software solely for archival or reinstallation purposes.

- NO OTHER COPIES. Except as expressly provided in this EULA or other documentation for the Server, you may not make copies of the SOFTWARE or any materials accompanying the SOFTWARE.

- SOFTWARE TRANSFER ALLOWED BUT WITH RESTRICTIONS. You may permanently transfer rights under this EULA only as part of a permanent sale or transfer of the SYSTEM with all copies of the SOFTWARE originally provided with the SYSTEM, and only if the recipient agrees to this EULA. If the SOFTWARE is an upgrade, any transfer must also include all prior versions of the SOFTWARE.

- TERMINATION. Without prejudice to any other rights, [COMPANY] may terminate this license if you fail to comply with the licensing terms. In such event, you must destroy all copies of the SOFTWARE and all of its component parts.

- NO RENTAL. Except if specifically authorized by [COMPANY] for leased hardware, you may not rent, lease, lend, or provide commercial hosting services with the SOFTWARE.

[NOTE: IF THE EMBEDDED SYSTEM IS A INSTALLED WITH WINDOWS 2000 FOR WEB SERVER APPLIANCES, REPLACE PREVIOUS SECTION WITH THE FOLLOWING:

- NO RENTAL. Except if specifically authorized by [COMPANY] for leased hardware, you may not rent, lease, lend, or provide commercial hosting services with the SOFTWARE, except to deliver web pages and/or content for a customer, over either the Internet or a private network].

   - [APPROVED ADDITIONAL TEXT IF THE EMBEDDED SYSTEM IS LEASED: LEASED HARDWARE. In the event that you receive the Server under the terms of a lease from [COMPANY] or [COMPANY's] third-party representative, the following additional terms shall apply: (i) you may not transfer the SOFTWARE to another user as part of the transfer of the Server, whether or not a permanent transfer of the SOFTWARE with the Server is otherwise allowed in this EULA; (ii) your rights with respect to any SOFTWARE upgrades shall be as determined by the lease you signed for the Server; and (iii) you may not use the SOFTWARE after your lease terminates, unless you purchase the Server from [COMPANY].]

- EXPORT RESTRICTIONS. You acknowledge that the SOFTWARE is of US origin. You agree to comply with all applicable international and national laws that apply to the SOFTWARE, including the U.S. Export Administration Regulations, as well as end-user, end-use and country destination restrictions issued by U.S. and other governments. For additional information on exporting the SOFTWARE, see http://www.microsoft.com/exporting/.

                          MINIMUM COMMITMENT SCHEDULE

FIRST PERIOD OF THE AGREEMENT

                                                          Cumulative Amount
                                        Payment Amount     of Payments for
Date                                        (US$)           Period (US$)
--------------------------              --------------    -----------------
(payment due upon signing)                  $55,500.00           $55,500.00
1 month after the Effective Date                 $0.00           $55,500.00
2 months after the Effective Date                $0.00           $55,500.00
3 months after the Effective Date                $0.00           $55,500.00
4 months after the Effective Date           $18,500.00           $74,000.00
5 months after the Effective Date           $18,500.00           $92,500.00
6 months after the Effective Date           $18,500.00          $111,000.00
7 months after the Effective Date           $18,500.00          $129,500.00
8 months after the Effective Date           $18,500.00          $148,000.00
9 months after the Effective Date           $18,500.00          $166,500.00
10 months after the Effective Date          $18,500.00          $185,000.00
11 months after the Effective Date          $18,500.00          $203,500.00
12 months after the Effective Date          $18,500.00          $222,000.00

Total First Period Minimum Commitment      $222,000.00          $222,000.00
                                           ===========          ===========

SECOND PERIOD OF THE AGREEMENT

                                                           Cumulative Amount
                                         Payment Amount     of Payments for
Date                                         (US$)           Period (US$)
--------------------------               --------------    -----------------
13 months after the Effective Date           $18,500.00           $18,500.00
14 months after the Effective Date           $18,500.00           $37,000.00
15 months after the Effective Date           $18,500.00           $55,500.00
16 months after the Effective Date           $18,500.00           $74,000.00
17 months after the Effective Date           $18,500.00           $92,500.00
18 months after the Effective Date           $18,500.00          $111,000.00
19 months after the Effective Date           $18,500.00          $129,500.00
20 months after the Effective Date           $18,500.00          $148,000.00
21 months after the Effective Date           $18,500.00          $166,500.00
22 months after the Effective Date           $18,500.00          $185,000.00
23 months after the Effective Date           $18,500.00          $203,500.00
24 months after the Effective Date           $18,500.00          $222,000.00

Total Second Period Minimum Commitment      $222,000.00          $222,000.00
                                            ===========          ===========

                         THIRD PARTY INSTALLER SCHEDULE

This Schedule sets forth the terms under which COMPANY may engage a third party installer specifically approved in writing by MS ("Third Party Installer") to install the Licensed Product as part of the Image (i) on the hard disk driver or in non-volatile solid-state memory of the Embedded System(s), and/or (ii) place the Image, as installed on non-volatile solid-state memory, into the Embedded System(s) pursuant to Section 2(a)(ii) of the General Terms and Conditions provided that all of the conditions listed below are and remain satisfied.

     (a) COMPANY shall provide MS with the name, address, and business profile in the English language (including years in business, ownership profile, tradenames used, principle business activities, and summary of any prior experience with installation or replication of MS products of any Third Party Installer COMPANY intends to engage at least sixty (60) days before COMPANY intends to have the Third Party Installer begin work for COMPANY. The Third Party Installer must be approved in writing by MS prior to beginning work.

     (b) COMPANY shall enter into a written agreement with the Third Party Installer ("Installation Agreement") that expressly provides that MS is a third party intended beneficiary of the Installation Agreement with rights to enforce such agreement, and that requires the Third Party Installer:

          (1) to comply with obligations identical to those imposed on COMPANY by Sections 2(a), 2(b), 2(d), 2(k), 9, 11, and 17(a);

          (2) to consent to venue and jurisdiction in the state and federal courts sitting in the State of Washington with respect to any action brought by MS to enforce its rights under the Installation Agreement;

          (3) to provide access to Third Party Installer premises to audit or inspection team(s) sent on behalf of MS or COMPANY, with or without notice, in order that such team may perform an audit of the Third Party Installer's
Records and/or an inspection of the Third Party Installer's premises or procedures to determine compliance with the terms of the Installation Agreement;

          (4) to halt installation or placement of the Image upon notice from COMPANY or MS;

          (5) to distribute the Embedded System(s) with the Image only to COMPANY; and

          (6) to pay MS' or COMPANY's attorneys' fees if COMPANY or MS employs attorneys to enforce any rights arising out of the Installation Agreement.

     (c) COMPANY shall report to MS within fifteen (15) days of the end of each calendar month, the number of units of each Embedded System(s) which the Third Party Installer shipped to COMPANY during the month.

     (d) COMPANY shall cease use of any Third Party Installer upon receipt of written notice from MS.

     (e) COMPANY hereby unconditionally and irrevocably guarantees the Third Party Installer's fulfillment of the applicable obligations imposed by the Agreement and/or the Installation Agreement.

     (f) COMPANY hereby indemnifies MS and its Suppliers for all damages (including attorneys' fees) of any kind in connection with the Third Party Installer's use of the Licensed Product, including, without limitation, damages resulting from: (1) a breach of the terms of the Agreement and/or the Installation Agreement, or (2) any and all unauthorized reproduction and/or distribution of any portion of the Licensed Product Binaries by the Third Party Installer.

     (g) Within thirty (30) days of COMPANY's execution of the Installation Agreement with each Third Party Installer, COMPANY shall provide a copy of such Installation Agreement to MS at the address in the Notices section of the Addresses Schedule in the Agreement.

     (h) COMPANY shall promptly notify MS of the termination, expiration or significant modification of the terms of the Installation Agreement.

     (i) Sections (e), (f), and (g) of this Third Party Installer Schedule shall survive any termination or expiration of the Agreement and/or this Third Party Installer Schedule.

                               ADDRESSES SCHEDULE

                              SHIPPING AND BILLING


COMPANY "SHIP TO" ADDRESS               COMPANY BILLING ADDRESS
--------------------------------------------------------------------------------
4905 E. La Palma Avenue                 4905 E. La Palma Avenue
--------------------------------------------------------------------------------
Anaheim, CA 92807                       Anaheim, CA 92807
--------------------------------------------------------------------------------
USA                                     USA
--------------------------------------------------------------------------------
Contact Name: Bill Sabatine             VAT Number
--------------------------------------------------------------------------------
Contact Phone Number: (714) 693-2360    Contact Name: Ron Umagat
--------------------------------------------------------------------------------
Contact Email: bsabatine@mti.com        Contact Phone Number: (714) 693-2366
--------------------------------------------------------------------------------
                                        Contact Email: rumagat@mti.com
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMPANY'S TECHNICAL SUPPORT PHONE NUMBER for Embedded Systems customers and end users: 1-800-366-4684
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                             PAYMENT AND REPORTING

SEND REPORTS VIA EMAIL TO:              SEND PAYMENTS VIA WIRE TRANSFER ONLY TO:
--------------------------------------------------------------------------------
Microsoft Licensing, Inc.               Microsoft Licensing, Inc. c/o
--------------------------------------------------------------------------------
OEM Accounting Services                 Bank of America
                                        1401 Elm Street
--------------------------------------------------------------------------------
Email: MSLIESG@MICROSOFT.COM            Dallas, TX
--------------------------------------------------------------------------------
Fax: (1) 775-826-0531                   USA
--------------------------------------------------------------------------------
Fax (Alt): (1) 775-826-0506             ABA# 11100001-2
                                        SWIFT Code: BOFAUS3N
                                        Account # 3750891058
--------------------------------------------------------------------------------
                                        COMPANY SHALL INCLUDE APPLICABLE MS
                                        INVOICE NUMBER(S) ON ALL PAYMENTS
--------------------------------------------------------------------------------

Or to such other address or account as MS may specify from time to time.

                                    NOTICES

Any written notices related to this Agreement must be addressed to the contact and locations outlined below, or such other addresses as either party may hereafter specify in writing.

COMPANY INFORMATION                     MS INFORMATION
--------------------------------------------------------------------------------
MTI Technology Corporation              Microsoft Licensing, Inc.
--------------------------------------------------------------------------------
4905 E. La Palma Avenue                 6100 Neil Road
--------------------------------------------------------------------------------
Anaheim, CA 92807                       Reno, NV 89511-1132
--------------------------------------------------------------------------------
USA                                     USA
--------------------------------------------------------------------------------
Contact Name: Marc Nussbaum             Attention: General Manager
--------------------------------------------------------------------------------
Phone Number: (714) 693-2601            Phone Number: (1) 775-823-5600
--------------------------------------------------------------------------------
Fax Number: (714) 970-5924              Fax Number: (1) 775-826-0531
--------------------------------------------------------------------------------
Email Address: mnussbaum@mti.com
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Copies of all COMPANY NOTICES shall     With an additional copy to:
be sent to:
Microsoft Corporation                   Microsoft Corporation
One Microsoft Way                       One Microsoft Way
Redmond, Washington USA 98052           Redmond, Washington USA 98052
Attention: Law and Corporate Affairs    Attention: Regional Vice President --
Re: Microsoft Licensing, Inc. -- OEM    OEM ESG Sales
    ESG Sales
--------------------------------------------------------------------------------

                          GENERAL TERMS AND CONDITIONS

THIS IS A LICENSE TO USE CERTAIN MS GENERAL-PURPOSE SOFTWARE. THE SOFTWARE IS NOT FAULT-TOLERANT, AND MAY CONTAIN SOFTWARE BUGS RELEVANT TO PERFORMANCE OF COMPANY'S DEVICE(S). COMPANY IS SOLELY RESPONSIBLE FOR DETERMINING THAT THE SOFTWARE IS SUITABLE FOR USE IN COMPANY'S DEVICE(S) AND FOR CONFIGURING AND TESTING THE SOFTWARE FOR SUCH USE. SEE SECTIONS 4 AND 5.

1. DEFINITIONS.

(a) "Associated Product Materials" or "APM" means the Certificate of Authenticity and such other materials as MS may designate from time to time. COMPANY shall acquire APM from an Authorized Replicator.

(b) "Authorized Replicator" or "AR" means an MS-authorized supplier of APM. MS may amend the list of ARs from time to time.

(c) "Certificate of Authenticity" or "COA" means a non-removable sticker designated by MS. COMPANY shall permanently affix a COA to an accessible location on each Embedded System.

(d) "COMPANY Binaries" means the non-MS software owned or licensed by COMPANY and contained in the Image (including without limitation, the Embedded Application).

(e) "Embedded Application" means industry- or task-specific software programs and/or functionality, not generally available to consumers, that (i) provide the primary functionality of the Embedded System, (ii) are designed to meet the functionality requirements of the specific industry into which the Embedded System is being marketed, and (iii) offer significant functionality in addition to the Licensed Product software.

(f) "Embedded Systems" means COMPANY's computer systems or computing devices which (i) are based on the Licensed Product, (ii) utilize a single central processor unit, (iii) are designed for use with an Embedded Application, (iv) are marketed to one or more specific industries (and not to general consumer or mass markets), and (v) are not useable as a commercially viable substitute for computers or devices which address more than two (2) Office Automation and Personal Computing Functions.

(g) "Embedded Systems Website" means the web site located at the URL indicated on the Signature Page of this Agreement or such other URL as MS may designate from time to time. COMPANY's user name and initial password for the Embedded Systems Website will be sent to the email address provided by COMPANY in the Notices section of the Addresses Schedule.

(h) "EULA" means an end user license agreement that meets the requirements and incorporates the terms set forth in Attachment 1 to the Product and Royalty Schedule.

(i) "Foundry Product" means an Image or Embedded System which is either (i) designed by or for a third party without substantial input from COMPANY, and manufactured, reproduced, sold, leased, licensed or otherwise transferred from COMPANY to that third party (or to customers of, or as directed by, that third party) on essentially an exclusive basis; or (ii) designed, manufactured, reproduced, sold, leased, licensed or otherwise transferred through or by COMPANY to a third party (or to customers of, or as directed by, that third party) for the primary purpose of attempting to circumvent the non-assertion of patents provisions set forth in Section 12 that otherwise would apply to such Image or Embedded System if manufactured and licensed directly by such third party.

(j) "Image" means the Licensed Product Binaries and the COMPANY Binaries which are installed on the Embedded System.

(k) "Licensed Product" means the Microsoft product(s) identified as licensed in the Product & Royalty Schedule of the Agreement, including software and related documentation identified by MS as components of the Licensed Product.

(l) "Licensed Product Binarties" means Licensed Product, in object code form, included in the Image.

(m) "Licensed Product Deliverables" means the software, media containing software, documentation and Supplemental Code or related items identified by MS as Licensed Product Deliverables.

(n) "MSCORP" means Microsoft Corporation, a corporation organized under the laws of the State of Washington, U.S.A. MSCORP is the parent company of MS.

(o) "Office Automation and Personal Computing Functions" means consumer or business tasks or processes performed by a computer or computing device, including, for example but not limited to, email, word processing, spreadsheets, database, network browsing, scheduling, and personal finance.

(p) "Period" means those twelve calendar months, or such other time period, set forth in the Minimum Commitment Schedule.

(q) "Recovery Image" shall mean a copy of the Image as originally installed on the Embedded System, on separate media.

(r) "Royalty Reporting Guidelines" means the format and instructions for electronic submission of royalty reports to MS posted on the Embedded Systems Website. MS reserves the right to modify the Royalty Reporting Guidelines with thirty (30) days notice.

(s) "Supplemental Code" means software that MS may provide to COMPANY as a supplement to, or replacement of, any portion of Licensed Product. Supplemental Code is subject to all terms and conditions of this Agreement.

(t) "Suppliers" means MSCORP and other licensors or suppliers of Licensed
Product.

2. LICENSE GRANT AND LIMITATIONS.

(a) Subject to all terms and conditions of this Agreement, MS grants to COMPANY the following non-exclusive, limited, world-wide license rights:

     (i) reproduce Licensed Product Binaries as part of an Image, only on COMPANY premises by COMPANY employees, for installation on an Embedded System;

     (ii) install one (1) copy of the Licensed Product Binaries as part of an Image on the hard disk drive or in non-volatile solid-state memory of an Embedded System, only on COMPANY premises by COMPANY employees;

     (iii) distribute one (1) copy of the Licensed Product Binaries as part of an Image on an Embedded System;

     (iv) distribute one (1) copy of the APM with each Embedded System;

     (v) reproduce the Recovery Image only on COMPANY premises by COMPANY employees and distribute one (1) copy of the Recovery Image with each Embedded System, provided that COMPANY complies with the following:

          (A) The Recovery Image shall be an exact duplicate of the Image that COMPANY distributes installed on the

     Embedded System, and shall be distributed on external media with the applicable Embedded System;

     (B) The Recovery Image shall be maintained by the licensed end user on its original external media solely as an archival copy, and shall be licensed for use solely to reinstall the Image originally installed on the applicable Embedded System;

     (C) Reinstallation of the Image shall be performed by the licensed end user, by COMPANY, or by an authorized service representative of either COMPANY or the licensed end user;

     (D) A single unit of the Recovery Image may be used by the licensed end user, COMPANY, or the authorized service representative(s) to reinstall the Image on the licensed end user's additional units of the same Embedded System which contain the same Image;

     (E) COMPANY shall configure the Recovery Image to ensure that it executes solely on the applicable Embedded System, and that it will not download or install onto the Embedded System until a commercially reasonable authentication process of the Embedded System is performed;

     (F) Upon Installation, the Recovery Image shall completely replace the existing Image;

     (G) No Microsoft or third party product names and/or logos may be listed on the media label or packaging artwork;

     (H) The following statement must be displayed either on a break-the-seal label or printed prominently on the Recovery Image packaging:

               Use of the software on the enclosed media or installed on the system is subject to the terms of the end user license agreement. You should not use the software program until you have read the end user license agreement. By using the software, you signify that you have read the end user license agreement and accept its terms.

     (I) Recovery Media Packaging Specifics:

          (i) TITLE: The title should clearly identify the software contained on the media and name of the COMPANY providing it.

          (ii) PRODUCT USAGE TEXT: This text must 1) identify the purpose of the media as recovery of pre-installed software only, 2) identify the COMPANY, and 3) underscore that the COMPANY is solely responsible for performance of the software.

          (iii) COPYRIGHT TEXT: The following Microsoft copyright text must be included on the media label: Portions (C) 1983-2000, Microsoft Corporation. All Rights Reserved.

          (iv) MEDIA LABEL TEXT: the Recovery Image media shall be clearly labeled "Recovery Media - for Backup or Archival purposes only with (Name and Model of the Embedded System)".

(b) COMPANY shall not make the APM available through any other means or channel.

(c) COMPANY shall comply with the Additional Provisions set forth in the Product and Royalty Schedule(s).

(d) COMPANY agrees to display a copyright notice sufficient to protect MSCORP's copyright in the Licensed Product. COMPANY shall not remove or obscure any copyright, trademark or patent notices that appear on the Licensed Product as delivered to COMPANY.

(e) COMPANY shall not use any name or trademark confusingly similar to or undertake any other action that will interfere with or diminish MS or MSCORP right, title or interest in, any Licensed Product trademark(s) or trade name(s), and will comply with reasonable guidelines provided by MSCORP from time to time for reference to, and use of, such Licensed Product mark(s) or name(s).

(f) COMPANY shall not use or display any logo of MS or its Suppliers (including without limitation any stylized representation of the Microsoft name used by MS or MSCORP) in COMPANY's materials or packaging. Logo licenses may be available by separate written agreement(s) with MS or its Suppliers.

(g) COMPANY shall not advertise, provide a separate price for, or otherwise market the Licensed Product(s) or Image(s) as separate items from the Embedded System.

(h) (i) Embedded Systems shall be marketed, licensed, and distributed only under COMPANY's brand names and trademarks, unless otherwise provided for in a Third Party Brand Names and Trademarks Schedule.

    (ii) COMPANY represents and warrants to MS that COMPANY will not list on the Third Party Brand Names and Trademarks Schedule any third party brand names, trademarks and model names that infringe any rights of any third party, and shall defend, indemnify and hold MS harmless from any claim or damages arising out of COMPANY use of such third party brand names, trademarks or model names. COMPANY's distribution rights under this License Agreement shall not extend to any Foundry Product(s).

(i) COMPANY shall contractually obligate (e.g., by contract, invoice or other written instrument) its distributors, dealers and others in its distribution channels ("Channel") to deliver the APM together with each Embedded System. COMPANY shall contractually prohibit the Channel from marketing or quoting a price for the Image separate from the Embedded System. COMPANY shall promptly discontinue distribution of Licensed Product to any member of the Channel which does not comply with this Section 2, and shall cooperate with MS in investigating instances of distribution of Licensed Product in violation of this Section 2.

(j) COMPANY shall not reverse engineer, decompile or disassemble any Licensed Product except as permitted by applicable law which cannot be waived by this subsection 2(j). COMPANY acknowledges that information on interoperability of the Licensed Product with other products is readily available.

(k) MS reserves all rights not expressly granted in this Agreement.

(l) THIS AGREEMENT EXPRESSLY PROHIBITS COMPANY FROM USING LICENSED PRODUCT IN OPERATION OF NUCLEAR FACILITIES, IN AIRCRAFT NAVIGATION, IN AIRCRAFT COMMUNICATION, IN AIRCRAFT FLIGHT CONTROL, IN AIRCRAFT AIR TRAFFIC CONTROL SYSTEMS, OR IN OTHER DEVICES OR SYSTEMS IN WHICH A MALFUNCTION (INCLUDING, WITHOUT LIMITATION, SOFTWARE RELATED DELAY OR FAILURE) WOULD RESULT IN FORESEEABLE RISK OF INJURY OR DEATH TO THE OPERATOR OF THE DEVICE OR SYSTEM, OR TO OTHERS.

(m) COMPANY shall make no representation, nor any express or implied warranty to third parties (including, without limitation, to any end users), on behalf of MS.

3.  REPORTS AND PAYMENTS.

(a) Within fifteen (15) days after the end of each calendar month, and fifteen
(15) days after the termination, cancellation or expiration date of this Agreement for the final full or partial month, COMPANY shall complete and electronically submit a royalty report, in accordance with the then current Royalty Reporting Guidelines.

(b) For each calendar month, COMPANY shall remit payment(s) to MS as specified in the Payment and Reporting section of the Addresses Schedule. Within forty-five (45) days after the end of each calendar month, COMPANY shall have made total payments to MS equal to the greater of (i) actual cumulative Licensed Product royalties or (ii) cumulative minimum commitments which have accrued through such calendar month. Subject to applicable law, a one and one half percent (1.5%) monthly charge will be assessed on all amounts that are past due.

(c)(i) If cumulative royalties paid during a Period exceed minimum commitment obligations payable for the same Period, MS shall apply the excess royalty amount to future minimum commitment obligations payable during that Period.

   (ii) Minimum commitment and royalty payments made in one Period may not be applied to minimum commitment payment obligations in another Period.

(d) If, during the initial two (2) Periods of this Agreement, cumulative minimum commitment obligations paid by COMPANY exceed cumulative royalties payable, the excess amount shall be applied only to royalties payable during such initial two
(2) Periods.

(e) COMPANY agrees to pay MS the royalty rate set forth in the Product and Royalty Schedule(s) for each unit of Licensed Product licensed, distributed or put in use by COMPANY. No royalty shall accrue to MS for Licensed Product shipped to replace units defective in media or reproduction, provided that COMPANY distributes such replacement copies directly to end users (without use of dealers or other intermediaries) at no charge, except for COMPANY's reasonable cost of materials and shipping and handling costs.

(f) MS may require ARs to refuse or limit orders placed by COMPANY which, in MS' sole opinion, are in quantities greater than COMPANY will be able to distribute or make timely payment for in compliance with this Agreement.

(g) Royalties are separate from, and in addition to, any charges by the AR for APM ordered by COMPANY. Royalties also exclude any taxes, duties, fees, excises or tariffs imposed on any of COMPANY's activities in connection with this Agreement. Such charges, taxes, duties, fees, excises or tariffs, if any, shall be paid by COMPANY.

(h) If COMPANY distributes any Licensed Product in violation of this Agreement, then MS, without limiting its remedies, may demand and COMPANY agrees to pay MS an additional royalty equal to thirty percent (30%) of the highest royalty for the Licensed Product(s). COMPANY shall pay such additional royalty within thirty
(30) days of receipt of MS' invoice.

(i) If COMPANY is required by any non-U.S.A. government to withhold income taxes on payments to MS, then COMPANY may deduct such taxes from the amount owed MS and shall pay them to the appropriate tax authority, provided that within thirty
(30) days of payment to MS, COMPANY delivers to MS an official receipt for any such taxes withheld or other documents necessary to enable MS to claim a U.S.A. Foreign Tax Credit. COMPANY shall make certain that any taxes withheld are minimized to the extent permitted by applicable law. COMPANY agrees to pay MS a two percent (2%) monthly charge on tax amounts in receipts or documents that are not delivered to MS within the thirty (30) days identified above.

(j) If COMPANY contracts business in the U.S.A. and qualifies for a state resale tax exempt certificate, then COMPANY shall provide MS with a copy of its U.S.A. state resale tax exempt certificate, if applicable, with this Agreement when it is returned for signature by MS.

(k) Upon request by MS, COMPANY shall provide MS with COMPANY's current audited financial statements.

4. NATURE OF LICENSED PRODUCT; NO WARRANTIES.

(a) NOTICE REGARDING LICENSED PRODUCT. The Licensed Product is complex computer software. Performance of the Licensed Product will vary depending upon hardware platform, software interactions, and Licensed Product configuration. COMPANY acknowledges that software bugs may be identified when the Licensed Product is used in COMPANY's particular Embedded System. COMPANY therefore accepts the responsibility of satisfying itself that each Licensed Product is suitable for use in COMPANY's Embedded System. This includes conducting exhaustive testing of COMPANY's Image on the Embedded System. COMPANY agrees that it will implement for its use of the Licensed Product such measures as may be required by Section 5 below.

(b) NO WARRANTIES. LICENSED PRODUCT IS PROVIDED "AS IS" AND WITH ALL FAULTS. THE ENTIRE RISK AS TO SATISFACTORY QUALITY, PERFORMANCE, ACCURACY, AND EFFORT IS WITH COMPANY. MS AND ITS SUPPLIERS DISCLAIM ALL REPRESENTATIONS AND WARRANTIES, WHETHER EXPRESS, IMPLIED, OR STATUTORY, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR OF FITNESS FOR A PARTICULAR PURPOSE AND ANY IMPLIED WARRANTY ARISING FROM COURSE OF DEALING OR USAGE OF TRADE. MS AND ITS SUPPLIERS ALSO DISCLAIM ANY COMMON-LAW DUTIES RELATING TO ACCURACY OR LACK OF NEGLIGENCE. THERE IS NO WARRANTY AGAINST INTERFERENCE WITH COMPANY'S ENJOYMENT OF THE LICENSED PRODUCT OR AGAINST INFRINGEMENT.

5. COMPANY'S DUTIES.

COMPANY SHALL BE SOLELY RESPONSIBLE FOR DETERMINING THAT LICENSED PRODUCT IS SUITABLE IN QUALITY AND PERFORMANCE FOR USE IN COMPANY'S EMBEDDED SYSTEM(S). BECAUSE LICENSED PRODUCT IS NEITHER FAULT TOLERANT NOR FREE FROM ERRORS, CONFLICTS, INTERRUPTS, ETC., COMPANY AGREES THAT ITS TESTING WILL INCLUDE FAILURE MODE AND EFFECTS ANALYSIS. COMPANY SHALL IMPLEMENT SUCH MEASURES OR PROTECTIONS AS ARE NECESSARY TO PREVENT INJURY OR LOSS ARISING FROM FAILURE OF LICENSED PRODUCT IN CONNECTION WITH FORESEEABLE USES OF COMPANY'S EMBEDDED SYSTEM(S). COMPANY SHALL ALSO BE SOLELY RESPONSIBLE FOR DETERMINING THE SUITABILITY OF AND FOR PROVIDING ANY NOTICES OR WARNINGS TO TRANSFEREES OR USERS OF COMPANY'S EMBEDDED SYSTEM(S) OR OTHERS WHO MAY BE AFFECTED BY SUCH USE.

6. DAMAGE EXCLUSIONS/LIMITATION OF LIABILITY/EXCLUSIVE REMEDY.

(a) LIMITATION OF AMOUNTS OF LIABILITY; EXCLUSIVE REMEDY. COMPANY agrees that total, cumulative liability of MS, Suppliers, and/or their respective officers, employees, and agents (collectively, "MS Representatives") to COMPANY, whether in contract, (including any provision of this Agreement), tort, or otherwise, for each Licensed Product, shall not exceed one hundred percent (100%) of the amount paid ?? COMPANY to for that Licensed Product during the one
(1) Period in which such liability or liabilities first accrue. COMPANY's exclusive remedy for any breach of this Agreement by MS or by MS Representatives will be the recovery of COMPANY's direct damages incurred in reasonable reliance, limited to the foregoing amount.

(b) EXCLUSION OF CERTAIN DAMAGES AND LIMITATION OF TYPES OF LIABILITY. EXCEPT AS PROHIBITED BY LAW, IN NO EVENT WILL MS OR ANY MS REPRESENTATIVES BE LIABLE TO COMPANY OR TO ANY THIRD PARTY FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL, INDIRECT, OR ECONOMIC DAMAGES, REGARDLESS OF THE THEORY OF LIABILITY (INCLUDING WITHOUT LIMITATION PRODUCT LIABILITY OR NEGLIGENCE), OR FOR ANY LOST REVENUE, PROFIT, DATA, PRIVACY OR SECURITY, OR FOR ANY PUNITIVE DAMAGES, ARISING OUT OF OR RELATED TO THE USE OF OR INABILITY TO USE LICENSED PRODUCT, EVEN IF MS OR MS REPRESENTATIVES HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. THIS EXCLUSION AND LIMITATION SHALL APPLY EVEN IF ANY REMEDY FAILS OF ITS ESSENTIAL PURPOSE.

(c) RELEASE. COMPANY releases MS and MS Representatives from all liability in excess of the limitations set forth above.

7. LICENSED PRODUCT SUPPORT.

(a) This Agreement does not include technical support by MS to COMPANY, its Channel or end users. Technical support for COMPANY may be available from MS, MSCORP, or any MSCORP subsidiary, pursuant to a separate agreement.

(b) COMPANY is solely responsible for end user support, and shall advise end users accordingly.


8. INTELLECTUAL PROPERTY INFRINGEMENT.

(a) MS agrees to defend COMPANY in a lawsuit or other judicial action, and pay the amount of any adverse final judgment (or settlement to which MS consents) from such lawsuit or judicial action, for any third party claim(s) that the Licensed Product(s) infringe (i) any copyright or trademark rights enforceable in any Included Jurisdictions (defined in Section 8(e) below), or (ii) any patent(s) issued and enforceable in the United States as of the Effective Date of this Agreement (separately and collectively, "Claim"). With regard to any Claim, MS' obligations are subject to the following conditions:

        (A) COMPANY must promptly notify MS in writing of the Claim;

        (B) MS shall have sole control over defense and/or settlement of the Claim; and

        (C) COMPANY shall provide MS with reasonable assistance in the defense of the Claim.

        (D) MS' obligations to defend and pay a patent Claim shall be limited to patent Claims wherein the Licensed Product alone, without combination or modification, constitutes infringement (including direct or contributory infringement) of such patent claim.

        (E) MS liability for any adverse final judgment resulting from a patent claim shall be limited to payment of an amount not to exceed a reasonable royalty (based on the per copy price paid by COMPANY) for copies of the Licensed Product subject to the lawsuit or judicial action.

(b) In the even that MS is required to defend a lawsuit or other judicial action pursuant to Section 8(a) above and such lawsuit or other judicial action includes allegations (other than a Claim) with respect to non-MS products, then COMPANY shall retain, at its sole expense, separate counsel to defend against such allegations, and agrees to reimburse MS for any and all attorney's fees and costs incurred by MS with respect to defending against such allegations. Moreover, MS and its Suppliers shall have no liability for any intellectual property infringement claim (including a Claim) based on COMPANY's manufacture, use, sale, offer for sale, importation or other disposition or promotion of the Licensed Product or trademark after MS' notice that COMPANY should cease manufacture, use, sale, offer for sale, importation or other disposition or promotion of such Licensed Product or trademark due to such claim. COMPANY shall indemnify and defend MS and its Suppliers from and against all damages, costs and expenses, including reasonable attorney's fees incurred due to COMPANY's continued distribution of the allegedly infringing Licensed Product after MS provides such notice.

(c) In addition to the obligations set forth in Section 8(a) above, if MS receives information concerning a Claim, MS may, at its expense, but without obligation to do so, undertake further actions such as:

(i) procuring for COMPANY such copyright, trademark or patent right(s) or license(s) as may be necessary to address the Claim or

(ii) replacing or modifying the Licensed Product or trademark to make it non-infringing (in which case COMPANY shall immediately cease distribution of the allegedly infringing Licensed Product or use of the allegedly infringing trademark).

(d) With regard to any claim (other than a Claim) that the Licensed Product infringes any third party intellectual property rights, COMPANY shall promptly notify MS in writing of such claim. MS shall have no obligation to defend COMPANY or pay damages arising out of such claim. Notwithstanding the absence of any such obligation(s), MS reserves the option, in its sole discretion and at its expense, to assume at any time the defense of any such claim. In the event that MS assumes the defense of any such claim, (i) MS shall notify COMPANY in writing of that election; (ii) MS shall have sole control over defense and/or settlement of the claim; (iii) COMPANY shall provide MS with reasonable assistance in the defense of the claim; (iv) MS shall thereafter defend COMPANY against that claim; and (v) MS shall pay any adverse final judgment (or settlement to which MS consents) resulting from such claim (or in the case of a claim based on an allegation of patent infringement, MS shall pay up to an amount not to exceed a reasonable royalty based on the per copy price paid by COMPANY for copies of the Licensed Product subject to the claim).

(e) Neither MS nor its Suppliers shall have any obligation to COMPANY for any copyright or trademark Claims that arise outside the geographical boundaries of the Included Jurisdictions or any patent Claims that arise outside of the United States. "Included Jurisdictions" means Australia, Canada, the European Union, Japan, Norway, and the United States.

9. AUDIT.

(a) During the term of this Agreement and for three (3) years thereafter, COMPANY shall keep at a single, readily accessible location all accounting, purchase, inventory, sales and other records relating to the acquisition, installation and distribution, or destruction of each Licensed Product ("Records").

(b) In order to verify COMPANY's compliance with this Agreement, MS may cause
(i) an audit to be made of COMPANY's Records and/or (ii) an inspection to be made of COMPANY's facilities and procedures, either with or without prior notice to COMPANY, where such prior notice will not be unreasonably withheld. Audits shall be conducted by an independent certified public accountant selected by MS (other than on a contingent fee basis).

(c) COMPANY agrees to provide any audit or inspection team designated by MS access to all relevant COMPANY Records and facilities.

(d) MS shall pay the costs of any audit or inspection unless the review discovers discrepancies that exceed the lesser of Ten Thousand US Dollars (US$10,000.00) or two percent (2%) of royalties originally reported by COMPANY during the time frame that was audited, or an intentional and material breach of any COMPANY obligations under this Agreement ("Material Discrepancy"). In the event of a Material Discrepancy, COMPANY shall pay MS, in addition to unpaid amounts due, the costs of the audit, plus an additional royalty of twenty-five percent (25%) of the applicable product royalty for each underreported copy of Licensed Product.

10. NONDISCLOSURE.

COMPANY shall keep confidential non-public information disclosed to COMPANY by MS or MSCORP (for example, pricing information, the terms and conditions of this Agreement, MS or MSCORP licensing negotiations or terms and conditions, MS and MSCORP business policies or practices or know-how), and MS shall keep confidential non-public information disclosed to MS by COMPANY (for example, pricing information, the terms and conditions of this Agreement, COMPANY licensing negotiations or terms and conditions, COMPANY business policies or practices or know-how); however, disclosure to state or federal tax authorities of the payment terms of this Agreement (including royalties charged or paid) shall not require prior notice, provided that COMPANY will provide MS with notice of such disclosure promptly thereafter. The parties (a) may disclose the terms and conditions of this Agreement in confidence to their immediate legal and financial consultants as required in the ordinary course of business, and
(b) may disclose the terms of this Agreement in accordance with judicial, administrative or other governmental order, provided that the disclosing party shall give reasonable prior written notice to the other party and an opportunity to contest such order and shall comply with any applicable protective order or equivalent imposed as a condition of such disclosure.

11. ASSIGNMENT.

This Agreement shall not be assigned or sublicensed by COMPANY in whole or in part (by contract, merger, operation of law, or otherwise). Any assignment or sublicense in violation of this provision shall be void and of no effect.

12. NON-ASSERTION OF PATENTS.

(a) As partial consideration for the rights granted to COMPANY under the Agreement, COMPANY agrees not to (i) sue, or (ii) bring, prosecute, assist or participate in any judicial, administrative or other proceedings of any kind against MS, its Suppliers, their subsidiaries, or their licensees (including without limitation OEM customers and end users) for infringement of COMPANY Patents (as defined below) which occurs during the Immunity Period (as defined below) on account of the manufacture, use, sale or distribution of:

     (A) Any releases of the Licensed Product(s), except as otherwise provided in subsection (c), below; or

     (B) Future releases of the Licensed Product(s), or replacement or successor product(s) to the Licensed Product, to the extent such future releases or replacement or successor product(s) use or embody inventions used or embodied in a version of such Licensed Product(s).

     (b) "COMPANY Patents" as used in this Section 12 means all patents throughout the world, other than design patents or the equivalent, owned or acquired by COMPANY for inventions made prior to termination or expiration of the Agreement, or for which COMPANY has or acquires rights prior to the termination or expiration of the Agreement. The "Immunity Period" shall commence upon the first to issue and shall terminate upon the last to expire, of any of the COMPANY Patents (in any jurisdiction).

     (c) In the event that MS provides COMPANY a new release of a Licensed Product, and COMPANY determines that such new release uses or embodies inventions not used or embodied in a prior release of the Licensed Product, COMPANY may elect to not license such new release by so notifying MS in writing within sixty (60) days after its receipt and prior to COMPANY's shipment of such new release. COMPANY's election under this paragraph shall not affect COMPANY's obligations above with respect to any prior release(s) of the Licensed Product.

     (d) IN the event COMPANY assigns COMPANY Patents or rights to enforce COMPANY Patents, COMPANY shall require as a condition of any such assignment that the assignee agree to be bound by the provisions of this Section 12.

13. TERM.

The duration of this Agreement shall run from the Effective Date until the Expiration Date as set forth on the Signature Page ("Term").

14. NONCOMPLIANCE AND CANCELLATION.

(a) MS may suspend any rights granted to COMPANY under this Agreement and/or required ARs to refuse to fulfill or to limit orders placed by COMPANY, and/or cancel this Agreement, in its entirety or as to any individual Licensed Product(s), upon any of the following events:

     (i) if COMPANY materially breaches any provision of this Agreement or any other agreement between COMPANY and MS or MSCORP;

     (ii) if COMPANY manufactures or distributes any MS or MSCORP product which, as manufactured or distributed by COMPANY, is not properly licensed under a valid agreement with MS, MSCORP or a licensee or MS or MSCORP;

     (iii) if, subject to applicable law, COMPANY becomes insolvent, enters bankruptcy, reorganization, composition or other similar proceedings under applicable laws, whether voluntary or involuntary, or admits in writing its inability to pay its debts, or makes or attempts to make an assignment for the benefit of creditors;

(b) In the event of COMPANY breach of Sections 2, 9, 10, or 11, any suspension, instruction to ARs cancellation shall be effective upon notice to COMPANY;

(c) (i) If any of the events in Section 14(a)(iii) occurs, any cancellation shall be effective upon notice to COMPANY or as soon thereafter as is permitted by applicable law;

    (ii) To the extent allowed by applicable law, COMPANY's license rights herein shall be suspended as of the date COMPANY becomes insolvent, enters reorganization, composition or other similar proceedings under applicable laws, whether voluntary or involuntary, or admits in writing its inability to pay its debts, or makes or attempts to make an assignment for the benefit of creditors.

(d) In the event of breach of any provision of this Agreement, except those identified in Section 14(b) and (c), COMPANY shall have thirty (30) days from the date of breach to cure such breach. If

COMPANY does not cure such breach within thirty (30) days, MS may suspend or cancel this Agreement effective upon notice.

(e) Cancellation of this Agreement automatically accelerates, without further notice, COMPANY's obligation to pay all sums COMPANY contracted to pay under this Agreement, including all minimum commitment obligations.

(f) Upon cancellation or expiration of this Agreement, COMPANY shall cease distribution of all Licensed Product and all of COMPANY's license rights herein shall cease.

(g) Sections 4(b), 5, 6, 8(c), 9, 10, 12, 14, 15, and 16(b) of this Agreement shall survive cancellation or expiration of this Agreement.

15. NOTICES.

All notices, authorizations, and requests in connection with this Agreement shall be addressed as stated in the Addresses Schedule and shall be deemed received three (3) business days after they are (i) deposited in the U.S.A. mails, postage prepaid, certified or registered, return receipt requested; or
(ii) sent by international air express courier, charges prepaid; or (iii) for email notices sent by MS to COMPANY regarding updates or changes to information, instructions, or forms contained on the Embedded Systems Website, sent via secured internet mail.

16. CHOICE OF LAW; JURISDICTION AND VENUE; ATTORNEYS FEES.

(a) This Agreement and all related matters shall be interpreted under and controlled by the laws of the State of Washington, and COMPANY consents to exclusive jurisdiction and venue in the state and federal courts sitting in the State of Washington. Process may be served on either party as authorized by applicable law or court rule.

(b) If either party employs attorneys to enforce any rights arising out of or relating to this Agreement, the primarily prevailing party shall be entitled to recover its reasonable attorney's fees, costs and other expenses.

17. GOVERNMENT REGULATIONS.

(a) COMPANY acknowledges that Licensed Product is subject to U.S. export jurisdiction. COMPANY agrees to comply with all applicable international and national laws that apply to the Licensed Product, including the U.S. Export Administration Regulations, as well as end-user, end-use, and destination restrictions issued by U.S. and other governments. For additional information, see http://www.microsoft.com/exporting/.

(b) All Licensed Product provided to the U.S. Government pursuant to solicitations issued on or after December 1, 1995 is provided with the commercial license rights and restrictions described elsewhere herein. All Licensed Product provided to the U.S. Government pursuant to solicitations issued prior to December 1, 1995 is provided with "Restricted Rights" as provided in FAR, 48 CFR 52.227-14 (JUNE ????), or DFAR, 48 CFR 252.227-7018 (OCT
1988), as applicable. The reseller is responsible for ensuring Licensed Product is marked with the "Restricted Rights Notice" or "Restricted Rights Legend," as required. All rights no expressly granted are reserved.

18. GENERAL.

(a) This Agreement does not constitute an offer by MS and it shall not be effective until signed by both COMPANY and MS. Upon execution by both COMPANY and MS, this Agreement, together with its schedules, shall constitute the entire agreement between them and merges all prior and contemporaneous communications. Except as otherwise expressly provided herein, this Agreement shall not be modified except by a written agreement signed on behalf of COMPANY and MS by their respective duly authorized representatives. Any statement appearing as a restrictive endorsement on a check or other document which purports to modify a right, obligation or liability of either party shall be of no force and effect.

(b) Neither the existence nor the terms of this Agreement shall be construed as creating a partnership, joint venture or agency relationship or as granting a franchise.

(c) If any provision of this Agreement shall be held by a court of competent jurisdiction to be illegal, invalid or unenforceable, the remaining provisions and license for remaining Licensed Product(s), as applicable, shall remain in full force and effect.

(d) No waiver of any breach of any provision of this Agreement shall constitute a waiver of any prior, concurrent or subsequent, and no waiver shall be effective unless made in a writing signed by an authorized representative of the waiving party.

19. ADDITIONAL REPORTS AND PAYMENTS TERM.

Six (6) months after the Effective Date, COMPANY and MS agree to enter into good faith negotiations to amend Sections 3(a), 3(b) and the Minimum Commitment Schedule of the Agreement to provide for quarterly reporting and payments.

20. CANCELLATION TERM.

If COMPANY finds a material flaw in the Licensed Product within ninety (90) days of the Effective Date that prevents or seriously impairs the performance of a major function of the Embedded System to the extent that COMPANY halts distribution of the Embedded System, COMPANY may, as its sole remedy, terminate the Agreement upon written notice to MS, unless MS provides Supplemental Code to COMPANY to repair such material flaw in the Licensed Product within sixty (60) days of receiving notice of the material flaw.

                         WINDOWS HARDWARE QUALITY LABS
                        TESTING AND QUICK-SIGN AGREEMENT

        THIS WINDOWS HARDWARE QUALITY LABS TESTING AND QUICK SIGN AGREEMENT (the "Agreement") is made and entered into this 10 day of OCTOBER 2000 (the "Effective Date"), by and between MICROSOFT CORPORATION, a Washington corporation, with offices at One Microsoft Way, Redmond, WA 98052-6399 (hereafter "Microsoft"), and MTI TECHNOLOGY CORP. (hereafter "Company").

        Company is the owner or authorized licensor of certain computer products defined herein as "Company Products" which Company: (i) desires to have tested by Microsoft for compatibility with Microsoft System Products, and/or (ii) desires to "Self-Test" as allowed herein; and

        Company also desires to "quick-sign" subsequent Drivers (if any) associated with the same Company Products, if eligible as described herein; and

        Company has designed the Company Products to be in compliance with Microsoft's current, or then current, specifications so as to be compatible with the version(s) of Microsoft System Products identified herein; and

        Company desires to license Drivers for such Company Products to Microsoft on an individual basis for distribution in object-code form to derive a benefit from wider distribution by Microsoft in the event Microsoft elects such distribution; and

        Microsoft desires to: (i) perform compatibility testing of Company Products, and/or (ii) to review and approve the results of Company's self-testing, in either case with the version(s) of Microsoft System Products as specified in each applicable Exhibit A (using form attached, which may be updated by Microsoft as appropriate from time to time); and

        Microsoft further desires the right to license and distribute to end-users the Drivers for Company Products proven to be compatible with such versions of Microsoft System Products, solely as permitted by Company herein.

The parties agree as follows:

1. DEFINITIONS.

        (a) "Approved Initial Version" shall mean a version of Company's hardware, hardware ID, firmware, and device driver set including INF file, that has received a Windows Logo designation (or subsequent equivalent designation).

       (b) "Company Products" means one or more of Company's computer products and the hardware and firmware, and/or Drivers (as defined below) which Company provides in conjunction with any such products.

        (c) "Drivers " means various software(s) which are required for the Company Products to work with Microsoft System Products (e.g. printer drivers, network drivers, etc.).

       (d) "HCL" means Microsoft's Hardware Compatibility List for Microsoft System Products, and successors thereof, as hosted on a website by or for Microsoft.

       (e) "Microsoft System Products" means (i) Microsoft Windows 98, Microsoft Windows NT, Microsoft Windows 2000, Microsoft Windows CE, and successor operating system products as designated by Microsoft; and (ii) certain other major development platforms such as Microsoft BackOffice; including successor, derivative and replacement products thereof as designated by Microsoft.

        (f) "Quick-Sign" shall mean the process (more fully described in quick-sign guidelines available at the WHQL Website) pursuant to which Company may obtain a digital signature for a Driver through a streamlined testing procedure.

        (g) "Self-Test" means compatibility testing with Microsoft System Products that is conducted by Company on Company's Products and performed in accordance with then current Microsoft specifications.

        (h) "WHQL Website" means http://www.microsoft.com/hwtest/testkits (or such successor website as Microsoft may specify).

2. MICROSOFT COMPATIBILITY TESTING AND STANDARDS.

        (a) Microsoft shall at all times have control of the manner and method of compatibility testing. Additional Exhibit A(s) may be added to this Agreement at any time during the term of this Agreement upon the agreement of the parties as set forth in Sections 4(d) or 5(b) of this Agreement, pursuant to procedures established by Microsoft from time to time and described on the WHQL Website.

        (b) Company's Products shall be in compliance with the Microsoft specifications at the time of testing as set forth in the applicable test kit available via the WHQL Website ("Test Kit").

         (c) Company's Products shall be able to accurately manipulate, process, compare, display and calculate date or time data from, into, and between the twentieth and twenty-first centuries, including leap years. Additionally, Company agrees to work with Microsoft and provide all necessary information and resources, including but not limited to consulting resources, in a prompt manner should Microsoft have any inquiries regarding the Year 2000 readiness of Company or Company's Products.

        (d) DRM COMPLIANCE. In the event Company desires that Drivers be tested for optional Digital Rights Management (DRM) Compliance, Company must also execute Exhibit C prior to such testing.

        (e) Microsoft may post information regarding any Company Product on the HCL provided (i) such Company Product passes the compatibility testing described herein; (ii) Company has not restricted distribution rights for Drivers associated with such Company Product pursuant to Exhibits A and B; and (iii) Company continues to support such Company Product for operation in conjunction with the applicable Microsoft System Product and has not requested that Microsoft exclude such Company Product from the HCL.

3. PROVISION OF COMPANY PRODUCTS TO MICROSOFT.

        (a) For all Company Products tested by Microsoft, Company will ship the Company Products and associated test logs to the location designated by Microsoft. Company shall be responsible for all costs associated with freight, insurance and packaging related to the transportation of Company Products and/or test log(s) to Microsoft's designated testing location. Company represents and warrants that all of the Company Products submitted to Microsoft for compatibility testing pursuant to this Agreement are in good condition and working order, have been released or are ready for release for general distribution, that Company has adequately and extensively tested the Company Products, that any major errors affecting a Company Product's functionality which have been detected by Company or its customers have been corrected, and that the Company Products are subject to ongoing support, error detection and correction. Company shall pre-test all the Company Products to ensure such Company Products meet the minimum configuration requirements established by Microsoft, and have the precise hardware, drivers, firmware and system (including same version levels) for each configuration for which Company desires to obtain a Microsoft compatibility logo hereunder. If requested by Microsoft, Company shall also provide Microsoft with user, installation and technical reference manuals for all products included in the Company Products, as well as any other documentation reasonably requested by Microsoft for operating Company Products and/or conducting the testing activities. The Microsoft compatibility logo shall be issued under a separate "Designed for Windows" logo license, as appropriate.

         (b) Company shall be responsible for maintaining the Company Products, and shall designate a technical contact person for the particular Company Products covered by a given Exhibit A as set forth in the Exhibit which person shall be available by telephone during normal business hours, Pacific Standard Time or Pacific Daylight Time, as applicable, to provide on-going technical assistance to Microsoft. Upon notice by Microsoft of any failure of a Company Product or any part thereof, Company, or a representative or dealer chosen at the sole discretion of Company, shall promptly replace, repair or withdraw such Company Product or part. Any testing schedule will be adjusted in accordance with any delay caused by such failure. Microsoft shall not be liable for any damage to the Company Products while on Microsoft's premises or in transit. In addition to any support requirements set forth in Exhibit B, Company shall continue to support the Company Products for so long as each applicable Company Product is listed on the HCL, and shall notify Microsoft at least ninety (90) days in advance of any cessation of support.

4. TESTING BY MICROSOFT.

        (a) MICROSOFT COMPATIBILITY TESTING. Microsoft will conduct compatibility testing of the Company Products delivered to Microsoft pursuant to this Agreement as specified in the applicable Exhibit A, such testing to be in accordance with Microsoft's standard testing procedures and policies in effect at the time of testing. The decision as to whether a particular Company Product is deemed to have passed the compatibility test shall be made by Microsoft in its sole discretion based on the Microsoft standard criteria in effect at the time of testing. Microsoft reserves the right to contract with other companies to perform some or all of the testing of the Company Products.

        (b) TESTING REPORT. Microsoft will provide Company with a written report indicating whether the Company Products specified in a given Exhibit A have passed the applicable compatibility test. In the event the Company Products pass the applicable compatibility test, Company may republish the report in its entirety only.

        (c) TESTING FAILURES. In the event a Company Product fails to pass the test, Microsoft will indicate in the written report the reasons for the failure, however, Microsoft will not provide recommendations for improvements to Company Products. During the term of this Agreement, Company may request that Microsoft retest the applicable Company Product if: (i) Microsoft at such time currently offers such compatibility testing; (ii) Company pays Microsoft an additional testing fee in effect at such time for the applicable compatibility testing process; and (iii) Company satisfactorily complies with any other prerequisite(s) to compatibility testing.

        (d) ADDITIONAL MICROSOFT COMPATIBILITY TESTING. In the event Company during the term of this Agreement, desires. compatibility testing for additional computer products, modified Company Products or additional Microsoft software products or versions, Company may obtain such additional testing if: (i) Microsoft at such time currently offers such compatibility testing; (ii) Company pays Microsoft an additional testing fee in effect at such time for the applicable compatibility testing process; (iii) Company satisfactorily complies with other prerequisites to compatibility testing; and (iv) Company and Microsoft execute a new Exhibit A to this Agreement covering such additional products.

5. SELF-TESTING OF COMPANY PRODUCTS. Company may elect to self-test Company Products as set forth in an applicable Exhibit A, subject to the following terms and conditions:

        (a) SELF-TESTING BY COMPANY. Company shall conduct Self Testing of Company Products, as specified in the applicable Exhibit A, to ensure to the best of Company's knowledge that such Company Product meets the minimum configuration requirements established by Microsoft. Any and all Self Testing by Company shall be performed at Company's sole expense. Each Company Product Self-Tested by Company shall be tested with the precise hardware, firmware, drivers and system (including same version levels) for each configuration for which Company desires to obtain a Microsoft compatibility logo hereunder.

        (b) PRODUCT SELF-TEST KITS. Company will request a Product Self-Test Kit as directed by Microsoft on the WHQL Website. Upon completion of the testing procedures, Company will deliver the written test logs to the location designated by Microsoft, along with a signed original of this Agreement (and/or an applicable Exhibit A), the appropriate Designed for Windows Logo License Agreement, and payment as specified in the Product Self-Test Kit. Company shall be responsible for all costs associated with freight, insurance and packaging related to the transportation of the test log(s) to Microsoft or the location designated by Microsoft.

        (c) ACCEPTANCE BY MICROSOFT. Microsoft will evaluate the test result logs and determine, in Microsoft's sole opinion, if Company's Products specified in a given Exhibit A and Self-Tested by Company have passed the applicable compatibility test.

        (d) TESTING REPORT. Microsoft will provide Company with a written report indicating whether the Company Products specified in a given Exhibit A have passed the applicable compatibility test. In the event the Company Products pass the applicable compatibility test, Company may republish the report in its entirety only.

        (e) AUDIT. Microsoft shall have the right, upon written notice to Company, to conduct an audit of any Products Self-Tested by Company for the purposes of validating Self-Test results submitted by Company. Within five (5) days of the date of the audit notice, Company shall send the Company Products requested, along with the precise hardware, drivers and firmware (including same version levels) for the configurations Self-Tested by Company. In addition, Company shall also provide Microsoft with user, installation and technical reference manuals for all products included in the Company Products, as well as any other documentation reasonably requested by Microsoft for operating Company Products and/or conducting the testing activities. If, as a result of such audit, Microsoft determines that a Company Product that was Self-Tested by Company did not actually pass the relevant compatibility test, Microsoft shall so notify Company in writing, and Company shall have thirty (30) days from the date of such notice to correct and re-test such Company Product at Company's expense. In the event the Company Product still fails compatibility testing, Microsoft's acceptance of such Company Product shall be deemed revoked and any licenses contingent on such acceptance shall immediately terminate. Failures of Company Products discovered pursuant to audits described in this Section 5(e) constitute grounds for refusing future Self-Testing by Company.

6. QUICK-SIGNING OF COMPANY DRIVERS. Company may Quick-Sign Drivers, provided that (i) Company complies with the procedures and eligibility requirements established by Microsoft in the Quick-Sign guidelines, as modified by Microsoft from time to time and posted on the WHQL Website, and (ii) the Driver was preceded by an Approved Initial Version. Issuance of digital signatures pursuant to Quick-Sign, and continued participation in Quick-Sign, shall be based on Company's strict compliance with such Quick-Sign guidelines. Microsoft shall have audit rights for Quick-Signed Drivers similar in all relevant respects to the audit rights described in Section 5(e).

7. PAYMENT.

       Company shall pay Microsoft by check the amounts according to the applicable Test Kit and Quick-Sign procedures available on the WHQL Website. Purchase orders will not be accepted unless Company has a current credit line in good standing with Microsoft. Prices are exclusive of any federal, state, municipal or other governmental taxes, duties, licenses, fees, excises or tariffs now or hereafter imposed on Company's participation in or receipt of information regarding compatibility testing. Payment is non-refundable except as provided in Section 8.

8. DISCLAIMER OF WARRANTY.

        PROVIDED COMPANY COMPLIES WITH THE TERMS AND CONDITIONS OF THIS AGREEMENT, MICROSOFT HEREBY AGREES TO IN GOOD FAITH PERFORM ITS THEN-CURRENT COMPATIBILITY TEST ON THE COMPANY PRODUCTS FOLLOWING ACCEPTANCE OF THE APPLICABLE EXHIBIT A. COMPANY'S SOLE REMEDY FOR MICROSOFT'S FAILURE TO PROVIDE TESTING SERVICES IN GOOD FAITH SHALL BE, AT MICROSOFT'S OPTION, EITHER (a) A RETEST, OR (b) A REFUND OF THE TEST FEES PAID HEREUNDER. EXCEPT FOR THE PRECEDING SENTENCE, THE TEST KIT, MICROSOFT'S TESTING SERVICES AND ALL DIGITAL SIGNATURES ARE PROVIDED "AS IS", AND MICROSOFT DISCLAIMS ALL WARRANTIES, WHETHER EXPRESS OR IMPLIED, INCLUDING, WITHOUT

LIMITATION, IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

9. LIMITATION OF LIABILITIES.

       (a) COMPANY AGREES THAT MICROSOFT SHALL NOT BE LIABLE FOR ANY INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE, SPECIAL OR OTHER DAMAGES (INCLUDING, WITHOUT LIMITATION, LOSS OF BUSINESS PROFITS OR OPPORTUNITIES OR DAMAGES RESULTING FROM DELAYS IN TESTING), EVEN IF MICROSOFT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN ANY EVENT, MICROSOFT'S LIABILITY SHALL NOT EXCEED AMOUNTS PAID BY COMPANY HEREUNDER.


        (b) MICROSOFT AGREES THAT, EXCEPT FOR THE PROVISIONS OF EXHIBIT B, COMPANY SHALL NOT BE LIABLE FOR ANY INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE, SPECIAL OR OTHER DAMAGES (INCLUDING WITHOUT LIMITATION, LOSS OF BUSINESS PROFITS OR OPPORTUNITIES) EVEN IF COMPANY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

10. COMPANY'S LICENSE GRANT TO MICROSOFT WITH RESPECT TO COMPANY'S DRIVERS.

        Company Products tested may include software Drivers that are required for the Company Product to work with the Microsoft System Products, as set forth in the applicable Exhibit A. In order to have such Company Product listed on the HCL as described in Section 2(e), Company must license these Drivers to Microsoft under the terms and conditions set forth in Exhibits A and B. THIS AGREEMENT IS NOT VALID WITHOUT A FULLY EXECUTED EXHIBIT B. In the event of any conflict between Exhibit B and this Agreement, this Agreement shall prevail.

11. NONDISCLOSURE.

        (a) Each party expressly undertakes to retain in confidence all information and know-how transmitted to the other that the disclosing party has identified as being proprietary and/or confidential or that, by the nature of the circumstances surrounding the disclosure, ought in good faith to be treated as proprietary and/or confidential, and will make no use of such information and know-how except under the terms and during the existence of this Agreement. However, neither party shall have an obligation to maintain the confidentiality of information that (i) it received rightfully from another party prior to its receipt from the disclosing party; (ii) the disclosing party has disclosed to a third party without any obligation to maintain such information in confidence; or (iii) is independently developed by the obligated party. Further, either party may disclose confidential information as required by governmental or judicial order, provided such party gives the other prompt notice prior to such disclosure and complies with any protective order (or equivalent) imposed on such disclosure. Each party's obligation under this Section 11 shall extend to the earlier of such time as the information protected hereby is publicly available through no fault of the obligated party or five (5) years following receipt of the confidential information.

       (b) The parties' obligations of confidentiality under this Agreement shall not be construed to limit either party's right to independently develop or acquire products without use of the other party's confidential information. Further, either party shall be free to use for any purpose the residuals resulting from access to or work with such confidential information, provided that such party shall maintain the confidentiality of the confidential information as provided herein. The term "residuals" means information in non-tangible form, which may be retained by persons who have had access to the confidential information, including ideas, concepts, know-how or techniques contained therein. Neither party shall have any obligation to limit or restrict the assignment of such persons or to pay royalties for any work resulting from the use of residuals. However, the foregoing shall not be deemed to grant to either party a license under the other party's copyrights or patents.

12. TERM AND TERMINATION.

        (a) TERM. The initial term of this Agreement shall commence as of the Effective Date and shall continue for one (1) year. Thereafter the term of this Agreement shall automatically renew for two (2) successive one-year periods unless either party gives notice of its intent not to renew sixty (60) days prior to the expiration of the initial term or any subsequent renewal term.

        (b) TERMINATION. Either party may terminate this Agreement with respect to any Company Product at any time prior to Microsoft's commencing testing (or review of Company's Self-Testing, as applicable) of such Company Product, upon thirty (30) days' prior written notice to the other party.

        (c) SURVIVAL. Sections 3(b), 5(e) (and the related audit right in
Section 6), 8-14 and any fully executed Exhibit B shall survive termination of this Agreement.

        (d) LICENSES. End user, OEM and distributor licenses properly granted prior to any termination or expiration of this Agreement shall not be abridged or diminished by any expiration or termination of this Agreement.

13. NOTICES.

All notices, authorizations, and requests in connection with this Agreement shall be deemed given on the day they are (i) deposited in the U.S. mails, postage prepaid, certified or registered, return receipt requested; or (ii) sent by overnight courier, charges prepaid, with a confirming fax; and addressed as follows:

COMPANY:           MTI TECHNOLOGY CORP.
                   --------------------------------
                   4905 EAST LA PALMA AVENUE
                   --------------------------------
                   ANAHEIM CA. 92807
                   --------------------------------
            Attn:  CHUCK KOOS
                   --------------------------------
            Fax:   714.970.5924
                   --------------------------------

MICROSOFT   Attn:  Windows Hardware Quality Labs
                   Microsoft Corporation
                   One Microsoft Way
                   Redmond, WA 98052-6399
            Fax:   (425) 936-7329

or to such other address as the party to receive the notice or request so designates by written notice to the other.

14. MISCELLANEOUS.

       (a) GOVERNING LAW. This Agreement shall be construed and controlled by the laws of the State of Washington, and Company consents to exclusive jurisdiction and venue in the federal courts sitting in King County, Washington, unless no federal jurisdiction exists, in which case Company consents to exclusive jurisdiction and venue in the Superior Court of King County, Washington. Company waives all defenses of lack of personal jurisdiction and forum non conveniens. Process may be served on either party in the manner authorized by applicable law or court rule.

        (b) ATTORNEYS' FEES. If either party employs attorneys to enforce any rights arising out of or relating to this Agreement, the prevailing party shall be entitled to recover its reasonable costs and attorney's fees.

        (c) ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements or communications with respect to the subject matter hereof. This Agreement shall not be modified except by a written agreement dated subsequent to the date of this Agreement and signed on behalf of Company and Microsoft by their respective duly authorized representatives. No waiver of any breach of any provision of this Agreement shall constitute a waiver of any prior, concurrent or subsequent breach of the same or any other provisions hereof, and no waiver shall be effective unless made in writing and signed by an authorized representative of the waiving party.

        (d) PROHIBITION ON ASSIGNMENT. This Agreement may be assigned by Microsoft but shall not be assigned by Company without Microsoft's prior written approval.

Except as otherwise provided, this Agreement shall be binding upon and inure to the benefit of the parties' successors and lawful assigns.

        (e) NO PARTNERSHIP. Neither this Agreement, nor any terms or conditions contained herein, shall be construed as creating a partnership, joint venture, agency relationship or franchise.

        (f) SEVERABILITY. If any provision of this Agreement shall be held by a court of competent jurisdiction to be illegal, invalid or unenforceable, the remaining provisions shall remain in full force and effect.

        (g) SECTION HEADINGS. The Section headings herein are for the convenience of the parties and shall not be deemed to supersede or modify any provisions.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.


MICROSOFT CORPORATION                  MTI TECHNOLOGY CORP.
                                       -----------------------------------------
                                       COMPANY

                                       /s/ CHUCK KOOS
----------------------------------     -----------------------------------------
  By (sign)                              By (sign)

                                       CHUCK KOOS
----------------------------------     -----------------------------------------
  Name (print)                           Name (print)

                                       DIRECTOR OF ENGINEERING
----------------------------------     -----------------------------------------
  Title                                  Title

                                        10.10.2000
----------------------------------     -----------------------------------------
  Date                                   Date

                                    EXHIBIT A


                to the WINDOWS HARDWARE QUALITY LABS TESTING and
                              QUICK-SIGN AGREEMENT


The Company Product and Driver(s) described below are hereby subject to the terms and conditions of the WHQL Testing and Quick-Sign Agreement (Effective Date 10-10-2000) between Microsoft and Company, including distribution pursuant to Exhibit B thereof except as restricted in Section V below.

I. COMPATIBILITY TESTING

[ ] Microsoft [ ] Company (please select) will perform compatibility testing for the Company Product specified hereunder in conjunction with the version(s) of Microsoft System Products specified in the Test Kits on the WHQL Website.

II. Company Product:

Product Name:   V.Vant               Model#   V20

III. Company Device Software

Please provide the following information as applicable to Company Product:

Driver(s): N/A

Bios and/or Firmware:   N/A

IV. Contingent Distribution

If Company licensed Driver(s) from a third party and Company does not have sufficient rights to sublicense redistribution rights to Microsoft, distribution of the Driver(s) will be contingent on Microsoft obtaining such rights from such third party.

[ ]  Distribution requires license from: N/A

V. HARDWARE COMPATIBILITY LIST (HCL)/WINDOWS UPDATE (WU) LISTING

A. Submissions without Driver(s)

By default, Company Product submitted without any Driver(s) will be listed on the HCL upon passing compatibility testing. By checking the appropriate box(es) below, Company may restrict listing of the Company Product from applicable sections of the HCL.


                                                                EXCLUDE
          MICROSOFT SYSTEM PRODUCT                              FROM HCL
          ------------------------                              --------
          Windows 98                                               [ ]
          Windows 98 Second Edition                                [ ]
          Windows Millennium Edition                               [ ]
          Windows NT 4.0                                           [X]
          Windows 2000                                             [X]

B. Submissions with Driver(s)

By default, Driver(s) submitted with the Company Product will be available for download from the HCL upon passing compatibility testing. By checking the appropriate box(es) below, Company may restrict Driver(s) availability for download by (i) indicating that the Driver(s) shipped with the applicable Microsoft System Product and therefore need not be available for download, (ii) specifying an Alternate Driver for the applicable Microsoft System Product and providing the Master ID, or (iii) choosing to exclude Company Product from the HCL for the specific Microsoft System Product. An Alternate Driver must be a driver that shipped with a Microsoft System Product or that previously passed logo testing with Company Product. IF COMPANY EXCLUDES A DRIVER FOR A PARTICULAR MICROSOFT SYSTEM PRODUCT AND DOES NOT SPECIFY AN ALTERNATE DRIVER, THE ASSOCIATED COMPANY PRODUCT SHALL NOT BE LISTED ON THE HCL FOR THAT MICROSOFT SYSTEM PRODUCT.

Drivers or Alternate Drivers listed under specific Microsoft System Products on the HCL will, by default, also be posted on the Windows Update (WU) website for the same Microsoft System Product(s) (if applicable). Alternate Drivers will not be posted on WU if they have previously been distributed as part of the applicable Microsoft System Product. Company may also restrict distribution of the Driver or Alternative Driver for a Microsoft System Product via WU by checking the appropriate "Exclude from WU" box below.


                                                             DRIVERS            ALTERNATE DRIVER
                                                      -------------------    ---------------------
                                           IN THE     EXCLUDE     EXCLUDE                  EXCLUDE
     MICROSOFT SYSTEM PRODUCT               BOX?*     FROM HCL    FROM WU    MASTER ID     FROM WU
     ------------------------              ------     --------    -------    ---------     -------
     Windows 98                              [ ]         [ ]        [ ]                       [ ]
     Windows 98 Second Edition               [ ]         [ ]        [ ]                       [ ]
     Windows Millennium Edition              [ ]         [ ]        [ ]                       [ ]
     Windows NT 4.0                          [ ]         [ ]        N/A                       N/A
     Windows 2000                            [ ]         [ ]        [ ]                       [ ]

*Please mark "In the Box" only if the Driver or Alternate Driver has been shipped for Company Product with the indicated Microsoft System Product.

VI. FEES

Fees are payable prior to Microsoft commencing testing, or upon submission of Self Test information to Microsoft. Testing fees are determined based on the fee schedule listed in the applicable Test Kit.


VII. COMPANY TECHNICAL CONTACTS: (MUST BE THE SAME AS THE TEST KIT)


                Name                                Telephone Number
                ----                                ----------------
 Primary: Orlando McCorkle                          714.693.2375
          -------------------------------           ----------------------------
 Back-up: KATHY HUGHES                              714.693.2263
          -------------------------------           ----------------------------

IN WITNESS WHEREOF, the parties have executed this Exhibit A as of the date set forth above.

MICROSOFT CORPORATION                  MTI TECHNOLOGY CORP.
                                       -----------------------------------------
                                       COMPANY

----------------------------------     -----------------------------------------
  By (sign)                              By (sign)

----------------------------------     -----------------------------------------
  Name (print)                           Name (print)

----------------------------------     -----------------------------------------
  Title                                  Title

----------------------------------     -----------------------------------------
  Date                                   Date

                                    EXHIBIT B
                      TO THE WINDOWS HARDWARE QUALITY LABS
                        TESTING and QUICK-SIGN AGREEMENT



     NOTE: THIS EXHIBIT IS NOT COMPLETE UNLESS AND UNTIL AN EXECUTED DRIVER
          DISTRIBUTION AGREEMENT HAS BEEN ATTACHED AS DESCRIBED BELOW.

License rights granted to Microsoft under this Agreement are to be supported by either an existing driver distribution agreement(s) between Company and Microsoft (dated no earlier than January 1,1998) (each a "Standing Driver Agreement") or by a Driver Distribution Agreement (Logo Program) that is designed for limited distribution channels, not including distribution as part of a Microsoft operating system product.




_____ Driver Distribution Agreement (Logo Program) effective__________(attached)


_____ Standing Driver Agreement(s) effective_______________(attached) (note: may require LCA review)


Company acknowledges and confirms that the drivers described in Exhibit A of a Standing Driver Agreement include all drivers that Company has submitted to WHQL to date, and in the event any such submitted drivers are not described in a Standing Driver Agreement, Company will execute any amendments necessary to include such drivers. Company acknowledges that all future drivers that are submitted to WHQL must be provided with appropriate distribution rights, either by amending, as necessary, its Standing Driver Agreement or by entering into a new Driver Distribution Agreement (Logo Program).

                                    EXHIBIT C
                      TO THE WINDOWS HARDWARE QUALITY LABS
                        TESTING and QUICK-SIGN AGREEMENT

                               [under development]